As filed with the Securities and Exchange Commission on or about
                         February 22, 2000

                                        Securities Act Registration No. 33-74580
                                Investment Company Act Registration No. 811-8320

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [ ]
     Pre-Effective Amendment No.                                    [ ]
     Post-Effective Amendment No.   10                              [X]
                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [ ]
     Amendment No.  11                                              [X]
                        (Check appropriate box or boxes)

                    STRONG SHORT-TERM GLOBAL BOND FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

          100 Heritage Reserve
    Menomonee Falls, Wisconsin                                        53051
   (Address of Principal Executive Offices)                         (Zip Code)
      Registrant's Telephone Number, including Area Code:  (414) 359-3400

                             Stephen J. Shenkenberg
                        Strong Capital Management, Inc.
                              100 Heritage Reserve
                       Menomonee Falls, Wisconsin  53051
                    (Name and Address of Agent for Service)



  It is proposed that this filing will become effective (check appropriate box).

          [ ]   immediately upon filing pursuant to paragraph (b) of Rule 485
          [X]   on March 1, 2000 pursuant to paragraph (b) of Rule 485
          [ ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485
          [ ]   on (date) pursuant to paragraph (a)(1) of Rule 485
          [ ]   75 days after filing pursuant to paragraph (a)(2) of Rule 485
          [ ]   on (date) pursuant to paragraph (a)(2) of Rule 485

     If appropriate, check the following box:

          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[Strong logo and picture of man and two children fishing]


prospectus




THE STRONG
INTERNATIONAL FUNDS



March 1, 2000









STRONG INTERNATIONAL BOND FUNDS

The Strong Global High-Yield Bond Fund

The Strong International Bond Fund

The Strong Short-Term Global Bond Fund


STRONG INTERNATIONAL STOCK FUNDS

The Strong Asia Pacific Fund

The Strong Foreign MajorMarketsSM Fund

The Strong International Stock Fund

The Strong Overseas Fund



THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
YOUR INVESTMENT................................................................
KEY INFORMATION................................................................
What are the funds' goals?.....................................................1
What are the funds' principal investment strategies?...........................1
What are the main risks of investing in the funds?.............................4
What are the funds' fees and expenses?........................................10
Who are the funds' investment advisor and portfolio managers?.................11
OTHER IMPORTANT INFORMATION YOU SHOULD KNOW.....................................
Comparing the Funds...........................................................14
A Word About Credit Quality...................................................15
Financial Highlights..........................................................16
YOUR ACCOUNT....................................................................
Share Price...................................................................24
Buying Shares.................................................................25
Selling Shares................................................................27
Additional Policies...........................................................30
Distributions.................................................................32
Taxes.........................................................................33
Services For Investors........................................................34
Reserved Rights...............................................................37
For More Information..................................................Back Cover





IN THIS PROSPECTUS, "WE" REFERS TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR, ADMINISTRATOR, AND TRANSFER AGENT FOR THE STRONG FUNDS.

                                                                 YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' GOALS?

The STRONG GLOBAL HIGH-YIELD BOND FUND seeks total return by investing for a high level of current income and capital growth.

The STRONG INTERNATIONAL BOND FUND seeks high total return by investing for both income and capital growth.

The STRONG SHORT-TERM GLOBAL BOND FUND seeks total return by investing for a high level of income with a low degree of share-price fluctuation.

The STRONG ASIA PACIFIC FUND, STRONG FOREIGN MAJORMARKETSSM FUND, STRONG INTERNATIONAL STOCK FUND and STRONG OVERSEAS FUND seek capital growth.


WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

STRONG INTERNATIONAL BOND FUNDS


The GLOBAL HIGH-YIELD BOND FUND invests primarily in medium- and lower-quality bonds of U.S. and foreign issuers. The fund will normally maintain an average maturity of seven to twelve years. The fund's manager looks for high-yield bonds (commonly referred to as junk bonds) that have the potential to improve their credit quality and that may benefit from changes in interest and currency-exchange rates. The manager may sell a holding when it no longer shows these qualities. The manager intends to attempt to limit the fund's exposure to foreign currency risk by using hedging strategies. The fund's active trading approach may increase the fund's costs, which may reduce the fund's performance. The fund's active trading approach may also increase the amount of capital gains tax that you pay on the fund's return.



The INTERNATIONAL BOND FUND invests primarily in higher- and medium-quality bonds issued in foreign countries. The fund may also invest up to 35% of its assets in lower-quality, high-yield bonds (commonly referred to as junk bonds). The fund maintains an average maturity of four to nine years. To select bonds, the fund's managers first look at overall trends in the global economy. The managers then examine the countries, sectors, and individual companies that may benefit from those trends. They may create synthetic bonds to make investments that are consistent with the fund's strategy and goals. When a bond no longer offers attractive return potential, the managers may sell it.



The SHORT-TERM GLOBAL BOND FUND invests primarily in higher- and medium-quality bonds from U.S. and foreign issuers. The fund may also invest up to 35% of its assets in lower-quality, high-yield bonds (commonly referred to as junk bonds). Under normal conditions, the fund maintains an average maturity of three years or less. The fund's managers intend to attempt to limit the fund's exposure to foreign currency risk by using hedging strategies. When a bond no longer offers attractive return potential, the manager may sell it.



Although each of the above funds invests primarily for income, they also employ techniques designed to realize capital appreciation. For example, a manager may select bonds with maturities and coupon rates that position them for potential capital appreciation for a variety of reasons including a manager's view on the direction of future interest-rate movements and the potential for a credit upgrade.

STRONG INTERNATIONAL STOCK FUNDS

The ASIA PACIFIC FUND invests primarily in stocks from companies located in Asia or the Pacific Basin. The fund's manager looks for companies with potential for above-average sales and earnings growth, overall financial strength, competitive advantages, and capable management. He may sell a holding when it no longer has these traits. Due to its investments in Asia or the Pacific Basin, the fund will generally incur higher brokerage costs and foreign custody service fees than funds that principally invest in the U.S. or more established foreign countries.


The FOREIGN MAJORMARKETSSM FUND invests primarily in stocks issued by companies in the countries represented in the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index), currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The fund's manager employs a disciplined, quantitative approach to identify undervalued foreign stocks. The manager then analyzes these stocks to make final selections. The manager may sell a stock when it has reached price targets or to adjust the fund's weighting in specific countries. To manage foreign currency risk, the manager may hedge a portion of the fund's exposure to currency fluctuations.


The INTERNATIONAL STOCK FUND selects stocks from any foreign country. The manager seeks stocks that appear to have strong growth potential relative to their risk using a three-step investment process involving country allocation, intensive in-house research, and currency management. The manager examines the economic outlook of individual countries in determining whether to invest and chooses individual stocks based on rigorous, in-depth analysis which may include interviews with company leaders. When a stock's negative factors outweigh its positive ones, the manager may sell it.


The OVERSEAS FUND invests in stocks from ten or more foreign countries. The manager seeks stocks that appear to have strong growth potential relative to their risk using a three-step investment process involving country allocation, intensive in-house research, and currency management. The manager examines the economic outlook of individual countries in determining whether to invest and chooses individual stocks based on rigorous, in-depth analysis which may include interviews with company leaders. At times, the fund may take larger positions in companies and countries which may present greater potential investment opportunities. When a stock's negative factors outweigh its positive ones, the manager may sell it.


The managers of each of the funds may invest any amount in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position to avoid losses during adverse market conditions. This could reduce the benefit to the funds if the market goes up. In this case, the funds may not achieve their investment goal.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?


FOR ALL FUNDS

FOREIGN SECURITIES: Each of the funds invests predominantly in securities from foreign markets. Foreign investments involve additional risks including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets. These risks are greater in less-established, emerging markets. Other risks of emerging foreign markets include, smaller securities markets and lower trading volumes which may lead to greater price volatility, national policies restricting investment opportunities, and less developed legal and accounting structures governing investments.


FOR THE GLOBAL HIGH-YIELD BOND, INTERNATIONAL BOND AND SHORT-TERM GLOBAL BOND FUNDS (BOND FUNDS)
BOND RISKS: The major risks of each of the bond funds are those of investing in the bond market. A bond's market value is affected significantly by changes in interest rates-generally, when interest rates rise, the bond's market value declines and when interest rates decline, its market value rises (interest-rate risk). Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield (maturity risk). A bond's value can also be affected by changes in the bond's credit-quality rating or its issuer's financial condition (credit-quality risk). Because bond values fluctuate, the fund's share price fluctuates. So, when you sell your investment, you may receive more or less money than you originally invested.

HIGH-YIELD BONDS: The GLOBAL HIGH-YIELD BOND FUND and, to a limited extent, the INTERNATIONAL BOND FUND and the SHORT-TERM GLOBAL BOND FUND invest in medium- and lower-quality bonds, including high-yield bonds (commonly referred to as junk bonds). Lower-quality bonds involve greater interest-rate and credit-quality risks than higher- and medium-quality bonds. High-yield bonds possess an increased possibility that the bond's issuer may not be able to make its payments of interest and principal. If that happens, the fund's share price would decrease and its income distributions would be reduced. An economic downturn or period of rising interest rates could adversely affect the high-yield bond market and reduce the fund's ability to sell its high-yield bonds (liquidity risk). A lack of a liquid market for these bonds could decrease the fund's share price.

SYNTHETIC BONDS: The INTERNATIONAL BOND FUND creates synthetic bonds to make investments that are consistent with the fund's strategy and goals, but which would not be practical, feasible, or otherwise competitively priced to acquire directly. Synthetic bonds are created by combining various investment contracts, such as futures, options, and foreign currency forward contracts, to replicate the characteristics of some foreign government bonds. These synthetic bonds are exposed to the general risks of international government bond investing. In addition, the use of derivatives may increase default risks due to the possibility that the other party to one of these contracts will not fulfill its obligations.


NONDIVERSIFIED PORTFOLIO: The GLOBAL HIGH-YIELD BOND FUND and the INTERNATIONAL BOND FUND are nondiversified funds so they may take large positions in individual bonds. As a result, the shares of these funds are likely to fluctuate in value more than those of funds investing in a broader range of securities.


FOR THE ASIA PACIFIC, FOREIGN MAJORMARKETS, INTERNATIONAL STOCK, AND OVERSEAS FUNDS (STOCK FUNDS)
GENERAL STOCK RISKS: The major risks of each of the stock funds are those of investing in the stock market. That means the funds may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of your fund's shares may go up and down. Therefore, when you sell your investment you may receive more or less money than you originally invested. These risks are magnified in foreign markets.


STYLE INVESTING: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because each of the funds focuses on stocks selected in accordance with the fund's goal and investment strategies, each fund's performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.



SMALLER COMPANIES: Each of the stock funds invests a substantial portion of its assets in the stocks of smaller-capitalization companies. Small- and medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the funds' portfolios. Generally, the smaller the company size, the greater these risks.


REGIONAL RISK: The ASIA PACIFIC FUND'S investments are focused in a single region. As a result, the fund's shares are likely to fluctuate in value more than those of a fund investing in a broader range of countries.

The funds are appropriate for investors who are comfortable with the risks described here. The funds are not appropriate for investors concerned primarily with principal stability. Also, the SHORT-TERM GLOBAL BOND FUND is appropriate for investors whose financial goals are two to four years in the future. The GLOBAL HIGH-YIELD BOND FUND and the INTERNATIONAL BOND FUND are appropriate for investors whose financial goals are four to seven years in the future. The stock funds are appropriate for investors whose financial goals are five or more years in the future.


The return information on the following pages illustrates how the funds' performance can vary, which is one indication of the risks of investing in the funds. Please keep in mind that the funds' past performance does not represent how they will perform in the future. The information assumes that you reinvested all dividends and distributions.


CALENDAR YEAR TOTAL RETURNS


      International                International   Short-Term      Foreign    Global High-
Year      Stock      Asia Pacific      Bond       Global Bond   MajorMarkets  Yield Bond   Overseas
----  -------------  ------------  -------------  ------------  ------------  -----------  --------
1993  47.7%          --            --             --            --            --           --
----  -------------  ------------  -------------  ------------  ------------  -----------  --------
1994  -1.6%          -5.3%         --             --            --            --           --
----  -------------  ------------  -------------  ------------  ------------  -----------  --------
1995  7.8%           5.9%          19.1%          10.5%         --            --           --
----  -------------  ------------  -------------  ------------  ------------  -----------  --------
1996  8.2%           2.1%          8.0%           10.0%         --            --           --
----  -------------  ------------  -------------  ------------  ------------  -----------  --------
1997  -14.2%         -31.0%        -4.8%          6.7%          --            --           --
----  -------------  ------------  -------------  ------------  ------------  -----------  --------
1998  -7.0%          -3.1%         15.3%           4.1%         --            --            --
----  -------------  ------------  --------------  -----------  ------------  -----------  --------
1999  92.7%           96.0%         -7.4%          5.8%         42.4%          5.7%          96.3%
----  ------------  -------------  -------------  -------------  ------------  -----------  ----------


BEST AND WORST QUARTERLY PERFORMANCE
(During the periods shown above)


FUND NAME                BEST QUARTER RETURN     WORST QUARTER RETURN
-----------------------  ----------------------  ----------------------
Asia Pacific             37.4% (2nd Q 1999)      -22.5% (4th Q 1997)
Foreign MajorMarkets     26.2% (4th Q 1999)      -15.3% (3rd Q 1998)
Global High-Yield Bond   5.9% (4th Q 1998)       -9.8% (3rd Q 1998)
International Bond       13.2% (1st Q 1995)      -5.4% (1st Q 1997)
International Stock      57.8% (4th Q 1999)      -19.4% (3rd Q 1998)
Overseas                 53.4% (4th Q 1999)      -16.3% (3rd Q 1998)
Short-Term Global Bond   3.8% (2nd Q 1995)       -0.1% (3rd Q 1998)


AVERAGE ANNUAL TOTAL RETURNS

                                AS OF 12-31-99


FUND/INDEX                                 1-YEAR     5-YEAR     SINCE INCEPTION
ASIA PACIFIC                               96.03%     7.22%     5.03% (12-31-93)
MSCI AP Index                              49.83%     2.22%    -0.36%
Lipper Pacific Region Funds Index          78.34%     5.86%     3.92%
FOREIGN MAJORMARKETS                       42.39%     -        26.40% (6-30-98)
MSCI EAFE Index                            26.96%     -        19.98%
Lipper International Funds Index           37.83%     -        21.60%
GLOBAL HIGH-YIELD BOND                      5.73%     -         1.23% (1-31-98)
Global High-Yield Bond Index               17.35%     -         3.52%
Lipper Global Income Funds Index           -2.74%     -         1.37%
INTERNATIONAL BOND                         -7.42%     5.49%     6.28% (3-31-94)
Salomon Smith Barney Non-U.S.
World Government Bond Index
(Currency Unhedged)                        -5.07%     5.90%     5.83%
Lipper International Income Funds Index    -4.46%     7.42%     6.11%
INTERNATIONAL STOCK                        92.67%     12.38%   12.76% (3-4-92)
MSCI EAFE Index                            26.96%     12.83%   12.29%
Lipper International Funds Index           37.83%     15.96%   13.80%
OVERSEAS                                   96.27%     -        61.53% (6-30-98)
MSCI EAFE Index                            26.96%     -        19.98%
Lipper International Funds Index           37.83%     -        21.60%
SHORT-TERM GLOBAL BOND                      5.77%     7.37%     7.31% (3-31-94)
Salomon Smith Barney 1-3 Year World
Government Bond Index (Currency Hedged)     4.17%     7.20%     6.51%
Lipper Short World Multi-Market
Income Funds Average                        1.24%     4.89%     3.73%

THE MORGAN STANLEY CAPITAL INTERNATIONAL AC ASIA PACIFIC FREE EX. JAPAN INDEX (MSCI AP INDEX) IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF DEVELOPED AND EMERGING MARKETS IN THE ASIA/PACIFIC REGION, EXCLUDING JAPAN. MSCI AP DATA IS U.S. DOLLAR ADJUSTED. THE LIPPER PACIFIC REGION FUNDS INDEX IS AN EQUALLY-WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS IN THIS LIPPER CATEGORY. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, AND FAR EAST INDEX (MSCI EAFE INDEX) IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF MAJOR OVERSEAS STOCK MARKETS. MSCI EAFE DATA IS U.S. DOLLAR ADJUSTED. THE LIPPER INTERNATIONAL FUNDS INDEX IS AN EQUALLY-WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS IN THIS LIPPER CATEGORY. THE GLOBAL HIGH-YIELD BOND INDEX IS COMPRISED OF 65% J. P. MORGAN EMERGING MARKETS BOND INDEX + AND 35% LEHMAN BROTHERS HIGH-YIELD BOND INDEX. THE J. P. MORGAN EMERGING MARKETS BOND INDEX + IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF EMERGING MARKET DEBT OBLIGATIONS. THE LEHMAN BROTHERS HIGH-YIELD BOND INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF CORPORATE BONDS RATED BELOW INVESTMENT-GRADE. THE LIPPER GLOBAL INCOME FUNDS INDEX IS AN EQUALLY-WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS IN THIS LIPPER CATEGORY. THE SALOMON SMITH BARNEY NON-U.S. WORLD GOVERNMENT BOND INDEX (CURRENCY UNHEDGED) IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF LIQUID, NON-U.S. FIXED INCOME GOVERNMENT SECURITIES. THE LIPPER INTERNATIONAL INCOME FUNDS INDEX IS AN EQUALLY-WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS IN THIS LIPPER CATEGORY. THE SALOMON SMITH BARNEY 1-3 YEAR WORLD GOVERNMENT BOND INDEX (CURRENCY HEDGED) IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF SHORT-TERM, GLOBAL FIXED INCOME GOVERNMENT SECURITIES. ROLLING ONE-MONTH FORWARD EXCHANGE CONTRACTS ARE USED AS THE HEDGING INSTRUMENT. THE LIPPER SHORT WORLD MULTI-MARKET INCOME FUNDS AVERAGE REPRESENTS FUNDS THAT INVEST IN NON-U.S. DOLLAR AND U.S. DOLLAR DEBT INSTRUMENTS AND, BY POLICY, KEEP A DOLLAR-WEIGHTED AVERAGE MATURITY OF LESS THAN FIVE YEARS.


As of October 29, 1999, the 30-day yields for the following funds were as follows: GLOBAL HIGH-YIELD BOND FUND, 7.66%; INTERNATIONAL BOND FUND, 3.51%; and SHORT-TERM GLOBAL BOND FUND, 6.61%. For current yield information, call 800-368-3863.



Recent returns for the ASIA PACIFIC FUND, the INTERNATIONAL STOCK FUND, and the OVERSEAS FUND were primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns can be consistently achieved.


WHAT ARE THE FUNDS' FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES
(fees paid directly from your investment)

The funds are 100% no-load, so you pay no sales charges (loads) to buy or sell shares.


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)

The costs of operating the funds are deducted from fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the total return you receive from your fund investment.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)


                                                                TOTAL ANNUAL FUND
FUND                    MANAGEMENT FEES     OTHER EXPENSES      OPERATING EXPENSES*
----------------------  ------------------  ------------------  -------------------
Asia Pacific            1.00%               1.00%               2.00%
Foreign MajorMarkets    1.00%               1.00%               2.00%
Global High-Yield Bond  0.70%               1.30%               2.00%
International Bond      0.70%               0.93%               1.63%
International Stock     1.00%               0.77%               1.77%
Overseas                1.00%               1.00%               2.00%
Short-Term Global       0.625%               0.46%              1.09%
Bond


*TOTAL OPERATING EXPENSES DO NOT REFLECT OUR WAIVER OF MANAGEMENT FEES AND/OR ABSORPTIONS. WITH WAIVERS AND/OR ABSORPTIONS, THE TOTAL ANNUAL OPERATING EXPENSES FOR THE ASIA PACIFIC FUND AND THE OVERSEAS FUND WERE 1.74% AND 1.99%, RESPECTIVELY. WE CAN TERMINATE WAIVERS AND ABSORPTIONS FOR THESE FUNDS AT ANY TIME.




EXAMPLE: This example is intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



FUND                                                 1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------  ------  -------  -------  --------
Asia Pacific                                         $203    $627     $1,078   $2,327
Foreign MajorMarkets                                 $203    $627     $1,078   $2,327
Global High-Yield Bond                               $203    $627     $1,078   $2,327
International Bond                                   $166    $514     $887     $1,933
International Stock                                  $180    $557     $959     $2,084
Overseas                                             $203    $627     $1,078   $2,327
Short-Term Global Bond                               $111    $347     $601     $1,329


WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?

Strong Capital Management, Inc. (Strong) is the investment advisor for the funds. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $38 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, several of which are available through variable insurance products. Strong's address is P.O. Box 2936, Milwaukee, WI 53201.



JOHN T. BENDER manages the GLOBAL HIGH-YIELD BOND FUND and co-manages the INTERNATIONAL BOND FUND. He has over ten years of investment experience and is a Chartered Financial Analyst and a Certified Public Accountant. Mr. Bender joined Strong in February 1987. He co-managed the GLOBAL HIGH-YIELD BOND FUND from January 1998 to August 1999, at which point he became the fund's sole manager. He has co-managed the INTERNATIONAL BOND FUND since August 1999. In January 1996, Mr. Bender became a fixed income portfolio manager. From October 1990 to January 1996, Mr. Bender was a fixed income research analyst and trader. Mr. Bender received his bachelors degree in Accounting from Marquette University in 1988.



ANTHONY L. T. CRAGG manages the ASIA PACIFIC FUND. He has over 20 years of investment experience and joined Strong as a portfolio manager in April 1993 to develop Strong's international investment activities. He has managed the ASIA PACIFIC FUND since its inception in December 1993. Prior to joining Strong, for seven years, he helped establish Dillon, Read International Asset Management, where he was in charge of Japanese, Asian, and Australian investments. Mr. Cragg began his investment career in 1980 at Gartmore, Ltd., as an international investment manager, where his tenure included assignments in London, Hong Kong, and Tokyo. Mr. Cragg received his masters degree in English Literature in 1977 from Christ Church, Oxford University.



JEFFREY A. KOCH co-manages the SHORT-TERM GLOBAL BOND FUND. He has over ten years of investment experience and is a Chartered Financial Analyst. Mr. Koch joined Strong in June 1989. He has been a portfolio manager since January 1990 and has co-managed the SHORT-TERM GLOBAL BOND FUND since August 1999. Prior to joining Strong, Mr. Koch was employed by Fossett Corporation, a clearing firm, as a market maker clerk. Mr. Koch received his bachelors degree in Economics from the University of Minnesota in 1987 and his Masters of Business Administration in Finance from Washington University in 1989.



DAVID LUI manages the FOREIGN MAJORMARKETS FUND, INTERNATIONAL STOCK FUND, and the OVERSEAS FUND. He has over seven years of investment experience and is a Chartered Financial Analyst. Mr. Lui joined Strong as a portfolio manager in May 1998 and has managed the INTERNATIONAL STOCK FUND since May 1998, the OVERSEAS FUND since its inception in June 1998, and the FOREIGN MAJORMARKETS FUND since August 1999. For three years prior to joining Strong, he served as a Vice President at Phoenix Investment Partners and international portfolio manager of five funds, including the Phoenix International Portfolio and the Phoenix Worldwide Opportunities Fund. From 1993 to 1995, Mr. Lui was Vice President of Asian Equities at Alliance Capital Management. From 1990 to 1993, he was an Associate of Global Markets at Bankers Trust Company. In 1982, he received his bachelors degree in Electrical Engineering from Massachusetts Institute of Technology which he achieved in three years. He received his Masters of Business Administration from Stanford University in 1990 where he graduated as an Arjay Miller Scholar. He is fluent in English, French, and Chinese.


BRADLEY C. TANK co-manages the INTERNATIONAL BOND FUND and the SHORT-TERM GLOBAL BOND FUND. He has over 15 years of investment experience. Mr. Tank joined Strong in June 1990. He has been a portfolio manager of fixed income funds since 1990 and has co-managed the INTERNATIONAL BOND FUND and the SHORT-TERM GLOBAL BOND FUND since August 1999. For eight years prior to joining Strong, he worked for Salomon Brothers Inc. He was a vice president and fixed income specialist for six years and for the two years prior to that, a fixed income specialist. He received his bachelors degree in English from the University of Wisconsin in 1980 and his Masters of Business

Administration in Finance from the University of Wisconsin in 1982, where he also completed the Applied Securities Analysis Program. Mr. Tank chairs Strong's Fixed Income Investment Committee.

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

COMPARING THE FUNDS

The following two charts will help you distinguish the funds and determine their suitability for your investment needs:

BOND FUNDS



                             COUNTRY              CREDIT              U.S.       EXPOSURE TO
            FUND      DIVERSIFICATION             QUALITY         COMPONENT  FOREIGN-CURRENCY
                                                                                         RISK
----------------  -------------------  ------------------  ----------------  ----------------
SHORT-TERM        U.S. plus at least   At least 65% rated  At least 35%      Primarily hedged
GLOBAL BOND       2 foreign            higher- and medium-
                  countries            quality
                                       Up to 35% rated
                                       lower-quality
-----------------  -------------------  --------------------  -----------------  -----------------
INTERNATIONAL      At least 3           At least 65% rated    No more            Unhedged
BOND               foreign              higher- and medium-    than 35%
                   countries            quality
                                        Up to 35% rated
                                        lower-quality
-----------------  -------------------  --------------------  -----------------  -----------------
GLOBAL HIGH-        U.S. plus at least   At least 80% rated    At least 35%       Primarily hedged
YIELD              2 foreign            medium- or lower
BOND               countries            quality
                                        Up to 10% in default
-----------------  -------------------  --------------------  -----------------  -----------------


STOCK FUNDS


                         COUNTRY                       ANTICIPATED EQUITY       INVESTMENT
FUND                     DIVERSIFICATION               EXPOSURE                 FOCUS
-----------------------  ----------------------------  -----------------------  -----------------------
ASIA PACIFIC             At least 3 foreign countries  65 to 100%               Asia and Pacific Basin
-----------------------  ----------------------------  -----------------------  -----------------------
FOREIGN MAJORMARKETS     Countries listed on MSCI      90 to 100%               Established foreign
                         EAFE Index                                             markets
-----------------------  ----------------------------  -----------------------  -----------------------
INTERNATIONAL STOCK      At least 3 foreign countries  90 to 100%               Non-U.S.
-----------------------  ----------------------------  -----------------------  -----------------------
OVERSEAS                 At least 10 foreign           90 to 100%               Non-U.S.
                         countries
-----------------------  ----------------------------  -----------------------  -----------------------

A WORD ABOUT CREDIT QUALITY

CREDIT QUALITY measures the issuer's expected ability to pay interest and principal payments on time. Credit quality can be "higher-quality", "medium-quality", "lower-quality", or "in default".

HIGHER-QUALITY means bonds that are in any of the three highest rating categories. For example, bonds rated AAA to A by Standard & Poor's Ratings Group (S&P)*.

MEDIUM-QUALITY means bonds that are in the fourth-highest rating category. For example, bonds rated BBB by S&P*.

LOWER-QUALITY means bonds that are below the fourth-highest rating category. They are also known as non-investment, high-risk, high-yield, or "junk bonds". For example, bonds rated BB to C by S&P*.

IN DEFAULT means the bond's issuer has not paid principal or interest on time.

*OR THOSE RATED IN THIS CATEGORY BY ANY NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION. S&P IS ONLY ONE EXAMPLE OF A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION.

This chart shows S&P's definition and ratings group for credit quality. Other rating organizations use similar definitions.

CREDIT    S&P'S DEFINITION       S&P'S RATINGS GROUP    RATING CATEGORY
QUALITY
--------  ---------------------  ---------------------  ---------------------
Higher       Highest quality              AAA               First highest
               High quality                AA               Second highest
            Upper medium grade             A                Third highest
--------  ---------------------  ---------------------  ---------------------
Medium         Medium grade               BBB               Fourth highest
--------  ---------------------  ---------------------  ---------------------
Lower           Low grade                  BB
               Speculative                 B
               Submarginal             CCC, CC, C
----------  -------------------  ---------------------
In default  Probably in default         D
----------  -------------------  ---------------------

We determine a bond's credit quality rating at the time of investment by conducting credit research and analysis and by relying on credit ratings of several nationally recognized statistical rating organizations. These organizations are called NRSROs. When we determine if a bond is in a specific category, we may use the highest rating assigned to it by any NRSRO. If a bond is not rated, we rely on our credit research and analysis to rate the bond. If a bond's credit quality rating is downgraded after our investment, we monitor the situation to decide if we need to take any action such as selling the bond.

Investments in lower-quality bonds (junk bonds) will be more dependent on our credit analysis than would be higher-quality bonds because, while lower-quality bonds generally offer higher yields than higher-quality bonds with similar maturities, lower-quality bonds involve greater risks. These include the possibility of default or bankruptcy because the issuer's capacity to pay interest and repay principal is considered predominantly speculative. Also, lower-quality bonds are less liquid, meaning that they may be harder to sell than bonds of higher quality because the demand for them may be lower and there are fewer potential buyers. This lack of liquidity may lower the value of the fund and your investment.

FINANCIAL HIGHLIGHTS


The information below describes investment performance for the periods shown. Certain information reflects financial results for a single fund share outstanding for the entire period. "Total Return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report.

STRONG GLOBAL HIGH-YIELD BOND FUND
                                          Oct. 31,     Oct. 31,
SELECTED PER-SHARE DATA(a)                1999         1998(b)
Net Asset Value, Beginning of Period      $8.71       $10.00
Income From Investment Operations:
Net Investment Income                      0.67         0.53
Net Realized and Unrealized Gains
(Losses) on Investments                    0.12        (1.29)
Total from Investment Operations           0.79        (0.76)
Less Distributions:
From Net Investment Income                (0.67)       (0.53)
Total Distributions                       (0.67)       (0.53)
Net Asset Value, End of Period            $8.83        $8.71
RATIOS AND SUPPLEMENTAL DATA
Total Return                              +9.1%        -8.0%
Net Assets, End of Period (In Millions)    $1           $2
Ratio of Expenses to Average Net Assets    2.0%        2.0%*
Ratio of Net Investment Income
to Average Net Assets                      7.2%        7.2%*
Portfolio Turnover Rate                  380.1%      680.3%

     *     Calculated on an annualized basis.
     (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
     (b)   For the period from January 31, 1998 (inception) to October 31,
1998.

STRONG INTERNATIONAL BOND FUND
                                     Oct. 31, Oct. 31, Oct. 31, Oct. 31, Oct. 31, Dec. 31,
SELECTED PER-SHARE DATA (a)          1999     1998     1997     1996     1995(b)  1994(c)
Net Asset Value,
Beginning of Period                  $11.89   $11.58   $11.87   $11.48   $10.36   $10.00
Income From Investment Operations:
Net Investment Income                 0.54     0.57     1.03     0.80     0.78     0.46
Net Realized and Unrealized
Gains (Losses) on Investments        (1.14)    0.58    (1.11)    0.15     1.00     0.40
Total from Investment Operations     (0.60)    1.15    (0.08)    0.95     1.78     0.86
Less Distributions:
From Net Investment Income           (0.65)   (0.58)   (0.20)   (0.50)   (0.66)   (0.46)
In Excess of Net Investment Income     -        -        -        -        -      (0.02)
From Net Realized Gains                -        -        -      (0.06)     -         -
In Excess of Net Realized Gains        -     (0.26)    (0.01)     -        -      (0.02)
Total Distributions                  (0.65)  (0.84)    (0.21)   (0.56)   (0.66)   (0.50)
Net Asset Value, End of Period      $10.64  $11.89    $11.58   $11.87   $11.48   $10.36
RATIOS AND SUPPLEMENTAL DATA
Total Return                         -5.3%  +10.9%     -0.7%    +8.6%   +17.3%   +8.7%
Net Assets, End of Period
(In Millions)                         $19    $20        $28     $31       $21    $10
Ratio of Expenses to Average
Net Assets without Waivers
and Absorptions                      1.6%    1.6%      1.5%    1.8%       2.0%*  2.0%*
Ratio of Expenses to
Average Net Assets                   1.6%    1.5%      0.7%    0.0%       0.0%*  0.0%*
Ratio of Net Investment
Income to Average Net Assets         4.7%    5.3%     8.1%     7.4%       8.3%*  7.9%*
Portfolio Turnover Rate             45.7%  158.8%   208.4%   258.3%     473.3%  679.3%


     *     Calculated on an annualized basis.
     (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
     (b) In 1995, the Fund changed its fiscal year-end from December to October.
     (c)   For the period from March 31, 1994 (inception) to December 31, 1994.

STRONG SHORT-TERM GLOBAL BOND FUND

                                        Oct. 31, Oct. 31, Oct. 31, Oct. 31, Oct. 31, Dec. 31,
SELECTED PER-SHARE DATA (a)             1999     1998     1997     1996     1995(b)  1994(c)
Net Asset Value,
Beginning of Period                     $10.17   $10.48   $10.74   $10.46   $10.15   $10.00
Income From Investment Operations:
Net Investment Income                     0.68     0.60     0.81     0.71     0.65     0.35
Net Realized and Unrealized
Gains (Losses) on Investments           (0.02)    (0.21)   (0.10)    0.34     0.20     0.16
Total from Investment Operations         0.66      0.39     0.71     1.05     0.85     0.51
Less Distributions:
From Net Investment Income              (0.62)    (0.59)   (0.85)   (0.77)   (0.54)   (0.35)
In Excess of Net Investment Income        -       (0.03)   (0.12)     -        -        -
From Net Realized Gains                   -       (0.08)     -        -       -        -
In Excess of Net Realized Gains           -         -        -        -       -       (0.01)
Total Distributions                     (0.62)    (0.70)   (0.97)   (0.77)   (0.54)   (0.36)
Net Asset Value, End of Period         $10.21    $10.17    $10.48   $10.74   $10.46    $10.15
RATIOS AND SUPPLEMENTAL DATA
Total Return                            +6.7%     +3.8%     +6.8%   +10.4%   +8.5%    +5.1%
Net Assets, End of Period
(In Millions)                            $44       $75      $116     $71      $25      $20
Ratio of Expenses to Average Net
Assets Without Waivers and Absorptions   1.1%      1.0%     1.0%     1.5%     2.0%*    1.7%*
Ratio of Expenses to Average Net Assets  1.1%      0.9%     0.7%     0.0%     0.0%*    0.0%*
Ratio of Net Investment
Income to Average Net Assets             5.6%      5.7%     7.6%     7.4%     8.2%*    7.7%*
Portfolio Turnover Rate                 73.1%    145.2%     168.0%  179.7%   437.3%    287.8%

     *     Calculated on an annualized basis.
     (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
     (b) In 1995, the Fund changed its fiscal year-end from December to October.
     (c)   For the period from March 31, 1994 (inception) to December 31,
1994.


STRONG ASIA PACIFIC FUND

                                         Oct. 31,  Oct. 31, Oct. 31, Oct. 31, Oct. 31, Dec. 31,
SELECTED PER-SHARE DATA(a)               1999      1998     1997     1996     1995(b)  1994
Net Asset Value, Beginning of Period     	$5.43     $7.35    $9.51    $9.55    $9.35    $10.00
Income From Investment Operations:
Net Investment Income                     0.05      0.07     0.01     0.06     0.04      0.05
Net Realized and Unrealized
Gains (Losses) on Investments             4.14     (1.90)   (2.01)    0.31     0.20     (0.57)
Total from Investment Operations          4.19     (1.83)   (2.00)    0.37     0.24     (0.52)
Less Distributions:
From Net Investment Income                 -       (0.07)   (0.01)   (0.06)   (0.03)    (0.01)
In Excess of Net Investment Income         -       (0.02)   (0.03)   (0.35)   (0.01)      -
From Net Realized Gains                    -         -      (0.10)     -        -         -
In Excess of Net Realized Gains            -         -      (0.02)     -        -       (0.12)
Total Distributions                        -       (0.09)   (0.16)   (0.41)   (0.04)    (0.13)
Net Asset Value, End of Period           $9.62     $5.43    $7.35    $9.51    $9.55     $9.35
RATIOS AND SUPPLEMENTAL DATA
Total Return                             +77.2%    -25.1%   -21.5%   +3.8%    +2.6%     -5.3%
Net Assets, End of Period (In Millions)  $103       $22      $30      $72     $55        $58
Ratio of Expenses to Average
Net Assets without Waivers or Absorptions 2.0%      2.0%     2.0%     2.0%    2.0%*      2.0%
Ratio of Expenses to Average Net Assets   1.7%      2.0%     2.0%     2.0%    2.0%*      2.0%
Ratio of Net Investment Income
to Average Net Assets                     0.2%      1.1%     0.1%     0.2%    0.5%*      0.6%
Portfolio Turnover Rate                 206.1%     192.9%   96.7%     91.4%  104.3%     103.3%

     *   Calculated on an annualized basis.
     (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
     (b) In 1995, the Fund changed its fiscal-year end from December to October.


STRONG FOREIGN MAJORMARKETS FUND
                                              Oct. 31,     Oct. 31,
SELECTED PER-SHARE DATE(a)                    1999         1998(b)
Net Asset Value, Beginning of Period          $9.31       $10.00
Income From Investment Operations:
Net Investment Income (Loss)                  0.03        (0.01)
Net Realized and Unrealized Gains
(Losses) on Investments                       2.44        (0.68)
Total from Investment Operations              2.47        (0.69)
Less Distributions:
From Net Investment Income                     -            -
Total Distributions                            -            -
Net Asset Value, End of Period               $11.78       $9.31
RATIOS AND SUPPLEMENTAL DATA
Total Return                                 +26.5%       -6.9%
Net Assets, End of Period (In Millions)       $2           $1
Ratio of Expenses to Average Net Assets       2.0%        2.0%*
Ratio of Net Investment Income
(Loss) to Average Net Assets                  0.2%       (0.5%)*
Portfolio Turnover Rate                     144.5%       16.5%

     *     Calculated on an annualized basis.
     (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
     (b) For the period from June 30, 1998 (inception) to October 31, 1998.


STRONG INTERNATIONAL STOCK FUND
                                  Oct. 31, Oct. 31, Oct. 31, Oct. 31, Oct. 31, Dec. 31,
SELECTED PER-SHARE DATA(a)        1999     1998     1997     1996     1995(b)  1994
Net Asset Value,
Beginning of Period                $8.95   $11.99   $13.75   $13.03   $12.65   $14.18
Income From Investment Operations:
Net Investment Income (Loss)      (0.09)   0.00(c)   0.01     0.17     0.08     0.06
Net Realized and Unrealized
Gains (Losses) on Investments      4.19   (2.48)    (0.69)    1.11     0.37    (0.27)
Total from Investment Operations   4.10   (2.48)    (0.68)    1.28     0.45    (0.21)
Less Distributions:
From Net Investment Income          -    (0.00)(c)  (0.01)   (0.18)   (0.07)   (0.01)
In Excess of Net Investment Income(0.06) (0.30)     (0.26)   (0.38)     -        -
From Net Realized Gains             -    (0.26)     (0.81)     -        -      (1.25)
In Excess of Net Realized Gains     -      -          -        -        -      (0.06)
Total Distributions               (0.06) (0.56)     (1.08)   (0.56)   (0.07)   (1.32)
Net Asset Value, End of Period    $12.99 $8.95     $11.99    $13.75   $13.03   $12.65
RATIOS AND SUPPLEMENTAL DATA
Total Return                      +46.0% -21.4%     -5.7%     +9.8%    +3.6%    -1.6%
Net Assets, End of Period
(In Millions)                      $112   $96       $180      $304     $211      $258
Ratio of Expenses to
Average Net Assets                 1.8%   1.9%      1.6%      1.7%     1.8%*     1.7%
Ratio of Net Investment Income
(Loss) to Average Net Assets      (0.7%) (0.1%)     0.5%     0.6%      0.8%*     0.3%
Portfolio Turnover Rate           84.9%  228.2%     143.7%   108.6%   102.0%   136.5%

     *     Calculated on an annualized basis.
     (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
     (b) In 1995, the Fund changed its fiscal year-end from December to October.
     (c)   Amount calculated is less than $0.00.

STRONG OVERSEAS FUND
                                        Oct. 31,       Oct. 31,
SELECTED PER-SHARE DATA(a)              1999           1998(b)
Net Asset Value,
Beginning of Period                    $8.20           $10.00
Income From Investment Operations:
Net Investment Loss                    (0.08)           (0.02)
Net Realized and Unrealized
Gains (Losses) on Investments           6.25            (1.78)
Total from Investment Operations        6.17            (1.80)
Less Distributions:
From Net Investment Income               -                -
Total Distributions                      -                -
Net Asset Value, End of Period         $14.37           $8.20
RATIOS AND SUPPLEMENTAL DATA
Total Return                           +75.2%          -18.0%
Net Assets, End of Period
(In Millions)                           $7               $3
Ratio of Expenses to
Average Net Assets                      2.0%             2.0%*
Ratio of Net Investment
Loss to Average Net Assets            (0.9%)           (0.7%)*
Portfolio Turnover Rate                106.4%           59.5%

     *     Calculated on an annualized basis.
     (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
     (b)  For the period from June 30, 1998 (inception) to October 31, 1998.

YOUR ACCOUNT



SHARE PRICE

Your transaction price for buying, selling, or exchanging shares is the net asset value per share (NAV). NAV is generally calculated as of the close of trading on the New York Stock Exchange (usually 3:00 p.m. Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.

NAV is based on the market value of the securities in a fund's portfolio. If market prices are not available, NAV is based on a security's fair value as determined in good faith by us under the supervision of the Board of Directors of the Strong Funds.

((Side Box))

We determine a fund's share price or NAV by dividing net
assets (the value of its investments, cash, and other assets minus its liabilities) by the number of shares outstanding.
---------------------------------------------------------------

FOREIGN SECURITIES

The fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, a fund's NAV may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate a fund's NAV. Events affecting the values of portfolio securities that occur between the time a foreign exchange assigns a price to the portfolio securities and the time when we calculate a fund's NAV generally will not be reflected in the fund's NAV. These events will be reflected in the fund's NAV when we, under the supervision of the Board of Directors of the Strong Funds, determine that they would have a material effect on the fund's NAV.


BUYING SHARES

INVESTMENT MINIMUMS: When buying shares, you must meet the following investment minimum requirements.

                                          INITIAL INVESTMENT MINIMUM         ADDITIONAL INVESTMENT MINIMUM
----------------------------------------  ---------------------------------  ---------------------------------
Regular accounts                          $2,500                             $50
Education IRA accounts                    $500                               $50
Other IRAs and UGMA/UTMA                  $250                               $50
accounts
SIMPLE IRA, SEP-IRA, 403(b)(7),           the lesser of $250 or $25 per      $50
Keogh, Pension Plan , and Profit Sharing  month
Plan accounts

PLEASE REMEMBER ...
- If you use an Automatic Investment Plan, we waive the initial investment minimum to open an account and the additional investment minimum is $50.

- You cannot use an Automatic Investment Plan with an Education IRA.

- If you open a qualified retirement plan account where we or one of our alliance partners provides administrative services, there is no initial investment minimum.



 BUYING INSTRUCTIONS
 You can buy shares in several ways.

 MAIL

 You can open or add to an account by mail with a check or money order made payable to Strong. Send it to the address listed on the back of this prospectus, along with your account application (for a new account) or an Additional Investment Form (for an existing account).


EXCHANGE OPTION


 Sign up for the exchange option when you open your account. To add this option to an existing account, visit the Investor Services area at WWW.ESTRONG.COM or call 800-368-3863 for a Shareholder Account Options Form.



EXPRESS PURCHASESM


 You can make additional investments to your existing account directly from your bank account. If you didn't establish this option when you opened your account, visit the Investor Services area at WWW.ESTRONG.COM or call us at 800-368-3863 for a Shareholder Account Options Form.



  ((Side Box))

                                   Questions?
                                Call 800-368-3863
                                 24 hours a day
                                  7 days a week

 STRONG DIRECT(R)

 You can use Strong Direct(R) to add to your investment from your bank account or to exchange shares between Strong Funds by calling 800-368-7550. See "Services for Investors" for more information.

 STRONG NETDIRECT(R)

 You can use Strong netDirect(R) at WWW.ESTRONG.COM, to add to your investment from your bank account or to exchange shares between Strong Funds. See "Services for Investors" for more information.



 INVESTOR CENTERS


You can visit our Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Call 800-368-3863 for hours and directions, or for the location of our other Investor Centers. The Investor Centers only accept checks or money orders payable to Strong. They do not accept cash, third-party checks (checks payable to you written by another party), credit card convenience checks, or checks drawn on banks outside the U.S.


 WIRE

 Call 800-368-3863 for instructions before wiring funds either to open or add to an account. This helps to ensure that your account will be credited promptly and correctly.

 AUTOMATIC INVESTMENT SERVICES

 See "Services for Investors" for detailed information on all of our automatic investment services. You can sign up for these plans when you open your account, or you can add them later by visiting the Investor Services area at WWW.ESTRONG.COM or by calling 800-368-3863 for the appropriate form.


 BROKER-DEALER

You may purchase shares through a broker-dealer or other intermediary who may charge you a fee. Broker-dealers, including each fund's distributor, and other intermediaries may also from time to time sponsor or participate in promotional programs pursuant to which investors receive incentives for establishing with the broker-dealer or intermediary an account and/or for purchasing shares of the Strong Funds through the account(s). Investors should contact the broker-dealer or intermediary and consult the Statement of Additional Information for more information about promotional programs.

 PLEASE REMEMBER . . .

- Make checks or money orders payable to Strong.

- We do not accept cash, third-party checks (checks payable to you written by another party), credit card convenience checks, or checks drawn on banks outside the U.S.

- You will be charged $20 for every check, money order, wire, or Electronic Funds Transfer returned unpaid.

SELLING SHARES

You can access the money in your account by selling (also called redeeming) some or all of your shares by one of the methods below. After your redemption request is accepted, we normally send you the proceeds on the next business day.

SELLING INSTRUCTIONS
You can sell shares in several ways.

MAIL
Write a letter of instruction. It should specify your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of the owners (or other authorized persons), and your mailing address. Then, mail it to the address listed on the back of this prospectus.


REDEMPTION OPTION


Sign up for the redemption option when you open your account or add it later by visiting the Investor Services area at WWW.ESTRONG.COM, or by calling 800-368-3863, to request a Shareholder Account Options Form. With this option, you may sell shares by phone and receive the proceeds in one of three ways:


(1) We can mail a check to your account's address. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.

(2) We can transmit the proceeds by Electronic Funds Transfer to a properly pre-authorized bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption.

(3) For a $10 fee, we can transmit the proceeds by wire to a properly pre-authorized bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.

STRONG DIRECT(R)

You can redeem shares through Strong Direct(R) at 800-368-7550. See "Services for Investors" for more information.

STRONG NETDIRECT(R)

You can use Strong netDirect(R) at WWW.ESTRONG.COM to redeem shares. See "Services for Investors" for more information.



INVESTOR CENTERS


You can visit our Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Call 800-368-3863 for hours and directions, or for the location of our other Investor Centers.


AUTOMATIC INVESTMENT SERVICES

You can set up automatic withdrawals from your account at regular intervals. See "Services for Investors" for detailed information on all of our automatic investment services. You can sign up for these plans when you open your account, or you can add them later by visiting the Investor Services area at WWW.ESTRONG.COM or by calling 800-368-3863 for the appropriate form.


BROKER-DEALER

You may sell shares through a broker-dealer or other intermediary who may charge you a fee.

CHECKWRITING (BOND FUNDS ONLY)

Sign up for free checkwriting when you open your account or call 800-368-3863 to add it later to an existing account. Check redemptions must be for a minimum of $500. You cannot write a check to close out an account.

PLEASE REMEMBER ...

- If you recently purchased shares, a redemption request on those shares will generally not be honored until 10 days after we receive the purchase check or electronic transaction.


- You will be charged a $10 service fee for a stop-payment on a check written on your Strong Funds account.

- Some transactions and requests require a signature guarantee.

- If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must sign the certificates and all signatures must be guaranteed.


- With an IRA (or other retirement account), you will be charged (1) a $10 annual account maintenance fee for each account up to a maximum of $30 and
  (2) a $50 fee for transferring assets to another custodian or for closing an account.


- If you sell shares out of a non-IRA retirement account and you are eligible to roll the sale proceeds into another retirement plan, we will withhold for federal income tax purposes a portion of the sale proceeds unless you transfer all of the proceeds to an eligible retirement plan.

  ((Side Box))

 There may be special distribution requirements that apply to retirement accounts. For instructions on:



- Roth and Traditional IRA accounts, call
  800-368-3863, and


- SIMPLE IRA, SEP-IRA , 403(b)(7), Keogh, Pension Plan, Profit Sharing Plan, or 401(k) Plan accounts, call 800-368-2882.

  ((Side Box))

SIGNATURE GUARANTEES help ensure that major
transactions or changes to your account are in fact
authorized by you. For example, we require a
signature guarantee on written redemption requests
for more than $50,000.  You can obtain a signature
guarantee for a nominal fee from most banks,
brokerage firms, and other financial institutions.  A
notary public stamp or seal cannot be substituted
for a signature guarantee.
-----------------------------------------------------

 ADDITIONAL POLICIES


 TELEPHONE AND INTERNET TRANSACTIONS


 Once you place a telephone or Internet transaction request, it cannot be canceled or modified. We use reasonable procedures to confirm that telephone and Internet transaction requests are genuine. We may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone or by computer, provided we reasonably believe the instructions were genuine. To safeguard your account, please keep your Strong Direct(R) and Strong netDirect(R) passwords confidential. Contact us immediately if you believe there is a discrepancy between a transaction you performed and the confirmation statement you received, or if you believe someone has obtained unauthorized access to your account or password.



 During times of unusual market activity, our phones may be busy and you may experience a delay placing a telephone request. During these times, consider trying Strong Direct(R), our 24-hour automated telephone system, by calling 800-368-7550, or Strong netDirect(R), our on-line transaction center, by visiting WWW.ESTRONG.COM. Please remember that you must have telephone redemption as an option on your account to redeem shares through Strong Direct(R) or Strong netDirect(R).


 INVESTING THROUGH A THIRD PARTY

 If you invest through a third party (rather than directly with Strong), the policies and fees may be different than described in this prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if you are not sure.


 PURCHASES IN KIND


 You may, if we approve, purchase shares of the fund with securities that are eligible for purchase by the fund (consistent with the fund's investment restrictions, policies, and goal) and that have a value that is readily ascertainable in accordance with the fund's valuation policies.



 LOW BALANCE ACCOUNT FEE


 Because of the high cost of maintaining small accounts, an annual low balance account fee of $10 (or the value of the account if the account value is less than $10) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to (1) any retirement accounts, (2) accounts with an automatic investment plan (unless regular investments have been discontinued), or (3) shareholders whose combined Strong Funds accounts total $100,000 or more. We may waive the fee, in our discretion, in the event that a significant market correction lowers an account balance below the account's initial investment minimum. The effective date of this policy is September 1, 2000.


 DISTRIBUTIONS

 DISTRIBUTION POLICY
 For the stock funds, your fund generally pays you dividends from net investment income and distributes any net capital gains that it realizes annually. For the INTERNATIONAL BOND FUND, your fund generally pays you dividends from net investment income quarterly and distributes any net capital gains that it realizes annually. For the SHORT-TERM GLOBAL BOND FUND and GLOBAL HIGH-YIELD BOND FUND, your fund generally pays you dividends from net investment income monthly and distributes any net capital gains that it realizes annually. Dividends are declared on each day NAV is calculated, except for bank holidays. Dividends earned on weekends, holidays, and days when the fund's NAV is not calculated are declared on the first day preceding these days that the fund's NAV is calculated. Your investment generally earns dividends from the first business day after we accept your purchase order.

 REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

 Your dividends and capital gain distributions will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. To change the current option for payment of dividends and capital gain distributions, please call 800-368-3863.

 EFFECTS OF FOREIGN CURRENCY ON DIVIDENDS FROM INTERNATIONAL BOND FUNDS
 Foreign currency losses could cause an international bond fund's dividends to exceed its net investment income in any year. If this happens, all or a portion of those dividends may be treated as a return of capital to its shareholders. To guard against a return of capital, we may adjust a bond fund's dividends to take currency fluctuations into account - this may cause dividends to vary or be suspended. Although a return of capital is not taxed, it does reduce the cost basis of your shares.

 TAXES

 TAXABLE DISTRIBUTIONS
 Any net investment income and net short-term capital gain distributions you receive are taxable as ordinary dividend income at your income tax rate. Distributions of net capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them.

  ((Side Box))

Generally, if your investment is in a Traditional
IRA or other TAX-DEFERRED ACCOUNT, your
dividends and distributions will not be taxed at the
time they are paid, but instead at the time you
withdraw them from your account.
----------------------------------------------------

 RETURN OF CAPITAL
 If your fund's (1) income distributions exceed its net investment income and net short-term capital gains or (2) capital gain distributions exceed its net capital gains in any year, all or a portion of those distributions may be treated as a return of capital to you. Although a return of capital is not taxed, it will reduce the cost basis of your shares.

  ((Side Box))

Unless your investment is in a tax-deferred retirement account such as an IRA, you may want to avoid:

-Investing a large amount in a fund close to the end of the calendar year. If the fund makes a capital gain distribution, you may receive some of your investment back as a taxable distribution.

-Selling shares of a mutual fund at a loss and
then investing in the same fund within 30 days
before or after the sale.  This is called a wash
sale and you will not be allowed to claim a tax
loss on the transaction.
--------------------------------------------------

 YEAR-END STATEMENT
 To assist you in tax preparation, after the end of each calendar year, we send you a statement of your fund's ordinary dividends and net capital gain distributions (Form 1099).

((Side Box))

COST BASIS is the amount that you paid for the
shares. When you sell shares, you subtract the cost
basis from the sale proceeds to determine whether
you realized an investment gain or loss.   For example,
if you bought a share of a fund at $10 and you sold it
two years later at $11, your cost basis on the share is
$10 and your gain is $1.
----------------------------------------------------------------

 BACKUP WITHHOLDING
 By law, we must withhold 31% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security Number (SSN) or Tax Identification Number (TIN).

 Because everyone's tax situation is unique, you should consult your tax professional for assistance.

SERVICES FOR INVESTORS

 Strong provides you with a variety of services to help you manage your investment. For more details, call 800-368-3863, 24 hours a day, 7 days a week. These services include:

 STRONG DIRECT(R) AUTOMATED TELEPHONE SYSTEM

 Our 24-hour automated response system enables you to use a touch-tone phone to access current share prices (800-368-3550), to access fund and account information (800-368-5550), and to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services (800-368-7550).
  Passwords help to protect your account information.


ESTRONG.COM


 Visit us on-line at WWW.ESTRONG.COM to access your fund's performance and portfolio holding information. In addition to general information about investing, our web site offers daily performance information, portfolio manager commentaries, and information on available account options.


STRONG NETDIRECT(R)

 If you are a shareholder, you may use Strong netDirect(R) to access your account information 24 hours a day from your personal computer. Strong netDirect(R) allows you to view account history, account balances, and recent dividend activity, as well as to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services. Encryption
 technology and passwords help to protect your account information.   You may
 register to use Strong netDirect(R) at WWW.ESTRONG.COM.


 STRONGMAIL
 If you register for StrongMail at WWW.STRONGMAIL.COM, you will receive your fund's closing price by e-mail each business day. In addition, StrongMail offers market news and updates throughout the day.


 STRONG EXCHANGE OPTION


 You may exchange your shares of a fund for shares of another Strong Fund, either in writing, by telephone, or through your personal computer, if the accounts are identically registered (with the same name, address, and taxpayer identification number). Please ask us for the appropriate prospectus and read it before investing in any of the Strong Funds. Remember, an exchange of shares of one Strong Fund for those of another Strong Fund is considered a sale and a purchase of shares for tax purposes and may result in a capital gain or loss. Some Strong Funds that you may want to exchange into may charge a redemption fee of 0.50% to 1.00% on the sale of shares held for less than six months.


 STRONG CHECKWRITING
 Strong Funds offers checkwriting on most of its bond and money market funds. Checks written on your account are subject to this prospectus and the terms and conditions found in the front of the book of checks.

 STRONG AUTOMATIC INVESTMENT SERVICES
 You may invest or redeem automatically in the following ways, some of which may be subject to additional restrictions or conditions.

 AUTOMATIC INVESTMENT PLAN (AIP)
 This plan allows you to make regular, automatic investments from your bank checking or savings account.

 AUTOMATIC EXCHANGE PLAN
 This plan allows you to make regular, automatic exchanges from one eligible Strong Fund to another.

 AUTOMATIC DIVIDEND REINVESTMENT

 Your dividends and capital gains will be automatically reinvested in additional shares unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account.

 NO-MINIMUM INVESTMENT PLAN
 This plan allows you to invest without meeting the minimum initial investment requirements if you invest monthly and you participate in the AIP, Automatic Exchange Plan, or Payroll Direct Deposit Plan.

 PAYROLL DIRECT DEPOSIT PLAN
 This plan allows you to send all or a portion of your paycheck, social security check, military allotment, or annuity payment to the Strong Funds of your choice.

 SYSTEMATIC WITHDRAWAL PLAN
 This plan allows you to redeem a fixed sum from your account on a regular basis. Payments may be sent electronically to a bank account or as a check to you or anyone you properly designate.

 STRONG RETIREMENT PLAN SERVICES
 We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:

- INDIVIDUAL RETIREMENT PLANS, including Traditional IRAs and Roth IRAs, call 800-368-3863.


- QUALIFIED RETIREMENT PLANS, including SIMPLE IRAs, SEP-IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit Sharing Plans, and 401(k) Plans, call 800-368-2882.


 SOME OF THESE SERVICES MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS OR CONDITIONS. CALL 800-368-3863 FOR MORE INFORMATION.

RESERVED RIGHTS

 We reserve the right to:


- Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone and Strong netDirect(R) redemption privileges, for any reason.


- Reject any purchase request for any reason including exchanges from other Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of a fund (due to the timing of the investment or an investor's history of excessive trading).

- Change the minimum or maximum investment amounts.

- Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, excessive trading, or during unusual market conditions).

- Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

- Make a redemption-in-kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the fund's assets. Generally, redemption-in-kind is used when large redemption requests may cause harm to the fund and its shareholders. This includes redemptions made by checkwriting.


-L Close any account that does not meet minimum investment requirements. We will give you notice and 60 days to begin an automatic investment program or to increase your balance to the required minimum. We may waive the minimum initial investment at our discretion.


- Reject any purchase or redemption request that does not contain all required documentation.

FOR MORE INFORMATION
More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semi-annual report to shareholders. These reports contain a letter from management, discuss recent market conditions, economic trends and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies and techniques. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

To request information or to ask questions:

BY TELEPHONE                         FOR HEARING-IMPAIRED (TDD)

414-359-1400 or 800-368-3863         800-999-2780


BY MAIL                              BY OVERNIGHT DELIVERY
Strong Funds                         Strong Funds
P.O. Box 2936                        900 Heritage Reserve

Milwaukee, WI 53201-2936             Menomonee Falls, WI 53051


ON THE INTERNET                          BY E-MAIL

VIEW ON-LINE OR DOWNLOAD DOCUMENTS:      SERVICE@ESTRONG.COM


Strong Funds: WWW.ESTRONG.COM

SEC*: www.sec.gov


To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household. You can call us at 800-368-3863, or write to us at the address listed above, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials.



This prospectus is not an offer to sell securities in places other than the United States and its territories.



*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE COMMISSION AT 202-942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE COMMISSION'S INTERNET SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE COMMISSION'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY SENDING AN ELECTRONIC REQUEST TO THE FOLLOWING E-MAIL ADDRESS:
PUBLICINFO@SEC.GOV.


Strong Global High-Yield Bond Fund, a series of Strong International Income Funds, Inc., SEC file number 811-8318
Strong International Bond Fund , a series of Strong International Income Funds, Inc., SEC file number 811-8318
Strong Short-Term Global Bond Fund, Inc., SEC file number 811-8320
Strong Asia Pacific Fund, Inc., SEC file number 811-8098
Strong Foreign MajorMarkets Fund, a series of Strong International Equity Funds, Inc., SEC file number 811-6524
Strong International Stock Fund, a series of Strong International Equity Funds, Inc., SEC file number 811-6524
Strong Overseas Fund, a series of Strong International Equity Funds, Inc., SEC file number 811-6524

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")



STRONG ASIA PACIFIC FUND, INC.

STRONG FOREIGN MAJORMARKETSSM FUND, A SERIES FUND OF STRONG INTERNATIONAL EQUITY FUNDS, INC.
STRONG GLOBAL HIGH-YIELD BOND FUND, A SERIES FUND OF STRONG INTERNATIONAL INCOME FUNDS, INC.
STRONG INTERNATIONAL BOND FUND, A SERIES FUND OF STRONG INTERNATIONAL INCOME FUNDS, INC.
STRONG INTERNATIONAL STOCK FUND, A SERIES FUND OF STRONG INTERNATIONAL EQUITY FUNDS, INC.
STRONG OVERSEAS FUND, A SERIES FUND OF STRONG INTERNATIONAL EQUITY FUNDS, INC.

STRONG SHORT-TERM GLOBAL BOND FUND, INC.



P.O. Box 2936

Milwaukee, WI 53201

Telephone: (414) 359-1400
Toll-Free: (800) 368-3863

e-mail: service@eStrong.com


Web Site:  www.eStrong.com




Throughout this SAI, "the Fund" is intended to refer to each Fund listed above, unless otherwise indicated. This SAI is not a Prospectus and should be read together with the Prospectus for the Fund dated March 1, 2000. Requests for copies of the Prospectus should be made by calling any number listed above.
The financial statements appearing in the Annual Report, which accompanies this SAI, are incorporated into this SAI by reference.



























                                 March 1, 2000

TABLE OF CONTENTS                                                           PAGE

INVESTMENT RESTRICTIONS........................................................4
INVESTMENT POLICIES AND TECHNIQUES.............................................6
Strong Asia Pacific Fund.......................................................6
Strong Foreign MajorMarketsSM Fund.............................................6
Strong Global High-Yield Bond Fund.............................................6
Strong International Bond Fund.................................................6
Strong International Stock Fund................................................7
Strong Overseas Fund...........................................................7
Strong Short-Term Global Bond Fund.............................................7
Borrowing......................................................................7
Cash Management................................................................7
Convertible Securities.........................................................8
Debt Obligations...............................................................8
Depositary Receipts............................................................9
Derivative Instruments.........................................................9
Duration......................................................................19
Foreign Investment Companies..................................................19
Foreign Securities............................................................19
High-Yield (High-Risk) Securities.............................................20
Illiquid Securities...........................................................21
Lending of Portfolio Securities...............................................22
Loan Interests................................................................23
Maturity......................................................................24
Mortgage- and Asset-Backed Debt Securities....................................24
Municipal Obligations.........................................................26
Participation Interests.......................................................26
Repurchase Agreements.........................................................27
Reverse Repurchase Agreements and Mortgage Dollar Rolls.......................27
Short Sales...................................................................28
Small and Medium Companies....................................................28
Sovereign Debt................................................................28
Standby Commitments...........................................................30
U.S. Government Securities....................................................30
Variable- or Floating-Rate Securities.........................................31
Warrants......................................................................32
When-Issued and Delayed-Delivery Securities...................................32
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities..........................32
DIRECTORS AND OFFICERS........................................................32
PRINCIPAL SHAREHOLDERS........................................................35
INVESTMENT ADVISOR............................................................35
DISTRIBUTOR...................................................................39
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................39
CUSTODIAN.....................................................................43
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT..................................44
TAXES.........................................................................45
DETERMINATION OF NET ASSET VALUE..............................................48
ADDITIONAL SHAREHOLDER INFORMATION............................................49
ORGANIZATION..................................................................52
SHAREHOLDER MEETINGS..........................................................53
PERFORMANCE INFORMATION.......................................................53
GENERAL INFORMATION...........................................................61
INDEPENDENT ACCOUNTANTS.......................................................63
LEGAL COUNSEL.................................................................63
FINANCIAL STATEMENTS..........................................................63
APPENDIX A - ASSET COMPOSITION BY BOND RATINGS................................64
APPENDIX B - DEFINITION OF BOND RATINGS.......................................66

No person has been authorized to give any information or to make any representations other than those contained in this SAI and its corresponding Prospectus, and if given or made, such information or representations may not be relied upon as having been authorized. This SAI does not constitute an offer to sell securities.

                            INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT LIMITATIONS

The following are the Fund's fundamental investment limitations which, along with the Fund's investment objective (which is described in the Prospectus), cannot be changed without shareholder approval. To obtain approval, a majority of the Fund's outstanding voting shares must vote for the change. A majority of the Fund's outstanding voting securities means the vote of the lesser of:
(1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting shares.

Unless indicated otherwise below, the Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (1) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (2) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May (1) borrow money from banks and (2) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 ("1940 Act") which may involve a borrowing, provided that the combination of
(1) and (2) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.

3.     May not issue senior securities, except as permitted under the 1940 Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (1) purchases of debt securities or other debt instruments, or (2) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

With respect to International Bond Fund, Fundamental Policy No. 1 does not apply because the Fund is non-diversified.

With respect to Global High-Yield Bond Fund, Fundamental Policy No. 1 does not apply because the Fund is non-diversified.

NON-FUNDAMENTAL OPERATING POLICIES

The following are the Fund's non-fundamental operating policies which may be changed by the Fund's Board of Directors without shareholder approval.

Unless indicated otherwise below, the Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% (10% with respect to a money fund) of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the Fund's net assets.

7. Borrow money except (1) from banks or (2) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8.     Make any loans other than loans of portfolio securities, except through
(1) purchases of debt securities or other debt instruments, or (2) engaging in repurchase agreements.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (I.E. due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

                       INVESTMENT POLICIES AND TECHNIQUES


STRONG ASIA PACIFIC FUND



- The Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, that are issued by companies in Asia or the Pacific Basin.


- The Fund may invest up to 35% of its total assets in equity or debt securities of issuers located outside the Asia and Pacific Basin region, including the U.S. The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.


- The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.



 STRONG FOREIGN MAJORMARKETSSM FUND



- The Fund will invest at least 80% of its net assets in foreign equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, that are issued by companies whose principal headquarters are located in major foreign securities markets currently including the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.


- Under normal market conditions, the Fund expects to invest at least 90% of its net assets in equity securities of issuers in major foreign securities markets.


- The Fund may, however, invest up to 20% of its net assets in equity securities of U.S. or non-major foreign securities markets issuers or debt obligations, including debt obligations of U.S. issuers or foreign-government entities.


- The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.



 STRONG GLOBAL HIGH-YIELD BOND FUND



- The Fund invests primarily in medium- and lower-quality debt obligations of U.S. and foreign issuers. Under normal market conditions the Fund invests at least 80% of its net assets in medium- and lower-quality debt obligations.


The Fund also may invest in debt obligations that are in default, but such obligations are not expected to exceed 10% of the Fund's net assets.


- The Fund may also invest up to 20% of its net assets in common stocks and securities that are convertible into common stocks, such as warrants.


- Under normal market conditions, the Fund will invest in at least three different countries, including at least 35% of its total assets in securities of U.S. issuers. To attempt to limit the Fund's exposure to foreign-currency risk, the Advisor intends to employ hedging strategies.


- The Fund may invest without limitation in non-investment grade debt obligations.


- The Funds will not invest more than 25% of its total assets in securities issued by any single foreign government, but each Fund may invest more than 25% of its total assets in securities of issuers in a single foreign country.



 STRONG INTERNATIONAL BOND FUND



- The Fund invests primarily in investment-grade debt obligations of foreign issuers. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities of issuers in at least three foreign countries.


- The Fund may invest up to 35% of its net assets in non-investment-grade debt obligations.


- The Funds will not invest more than 25% of its total assets in securities issued by any single foreign government, but each Fund may invest more than 25% of its total assets in securities of issuers in a single foreign country.

 STRONG INTERNATIONAL STOCK FUND



- The Fund will invest at least 65% of its total assets in foreign equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, that are issued by companies whose principal headquarters are located outside the U.S.


- Under normal market conditions, the Fund expects to invest at least 90% of its net assets in foreign equity securities. The Fund may, however, invest up to 35% of its total assets in equity securities of U.S. issuers or debt obligations, including debt obligations of U.S. issuers or foreign-government entities.


- The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.



 STRONG OVERSEAS FUND



- The Fund will invest at least 80% of its net assets in foreign equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, that are issued by companies whose principal headquarters are located outside the U.S.


- Under normal market conditions, the Fund expects to invest at least 90% of its net assets in foreign equity securities.


- The Fund may, however, invest up to 20% of its net assets in equity securities of U.S. issuers or debt obligations, including debt obligations of U.S. issuers or foreign-government entities.


- The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.



STRONG SHORT-TERM GLOBAL BOND FUND



- The Fund invests primarily in investment-grade debt obligations of U.S. and foreign issuers. Although there are no maturity restrictions on the individual securities in the portfolio, the Fund will normally maintain an average portfolio maturity of three years or less. Under normal market conditions, the Fund will invest in at least three different countries, including at least 35% of its total assets in securities of U.S. issuers.


- The Fund may invest up to 35% of its net assets in non-investment-grade debt obligations.


- The Funds will not invest more than 25% of its total assets in securities issued by any single foreign government, but each Fund may invest more than 25% of its total assets in securities of issuers in a single foreign country.



 The following information supplements the discussion of the Fund's investment objective, policies, and techniques described in the Prospectus.


 BORROWING

 The Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements). However, the Fund may not purchase securities when bank borrowings exceed 5% of the Fund's total assets. Presently, the Fund only intends to borrow from banks for temporary or emergency purposes.

 The Fund has established a line-of-credit ("LOC") with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the Fund within 60 days and is not extended or renewed. The Fund intends to use the LOC to meet large or unexpected redemptions that would otherwise force the Fund to liquidate securities under circumstances which are unfavorable to the Fund's remaining shareholders. The Fund pays a commitment fee to the banks for the LOC.

 CASH MANAGEMENT

 The Fund may invest directly in cash and short-term fixed-income securities, including, for this purpose, shares of one or more money market funds managed by Strong Capital Management, Inc., the Fund's investment advisor ("Advisor") (collectively, the "Strong Money Funds"). The Strong Money Funds
seek current income, a stable share price of $1.00, and daily liquidity. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. The Strong Money Funds cannot guarantee that they will always be able to maintain a stable net asset value of $1.00 per share.

 CONVERTIBLE SECURITIES

 Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities,
 (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

 The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

 A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

 DEBT OBLIGATIONS

 The Fund may invest a portion of its assets in debt obligations. Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates and the Fund may have to replace such securities with lower yielding securities, which could result in a lower return for the Fund.

 PRICE VOLATILITY. The market value of debt obligations is affected primarily by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, meaning, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines.

 MATURITY. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. Commercial paper is generally considered the shortest maturity form of debt obligation.

 CREDIT QUALITY. The values of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

 In conducting its credit research and analysis, the Advisor considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Advisor also relies, in part, on credit ratings compiled by a number of Nationally Recognized Statistical Rating Organizations ("NRSROs").

 DEPOSITARY RECEIPTS

 The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"), or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and EDRs shall be treated as indirect foreign investments. For example, an ADR or EDR representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

 ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

 A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facility.
 The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

 Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

 DERIVATIVE INSTRUMENTS

 IN GENERAL. The Fund may use derivative instruments for any lawful purpose consistent with its investment objective such as hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."

 A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to OPTIONS or FORWARD CONTRACTS. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures.

Option-based derivatives include privately negotiated, over-the-counter ("OTC") options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

 An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

 A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

 HEDGING. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, its portfolio. Derivatives may also be used to "lock-in" realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

 MANAGING RISK. The Fund may also use derivative instruments to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, or foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than "traditional" securities (I.E., stocks or bonds) would.

 EXCHANGE AND OTC DERIVATIVES. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

 RISKS AND SPECIAL CONSIDERATIONS. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

  (1) MARKET RISK. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the Advisor to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The Advisor's decision to engage in a derivative instrument will reflect its judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objective.

  (2) CREDIT RISK. The Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses. The Fund will enter into transactions in derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

  (3) CORRELATION RISK. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instruments used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

  (4) LIQUIDITY RISK. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value.
 Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirement to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (I.E., instruments other than purchased options). If the Fund was unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired, matured, or was closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

  (5) LEGAL RISK. Legal risk is the risk of loss caused by the legal unenforcibility of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

  (6) SYSTEMIC OR "INTERCONNECTION" RISK. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

 GENERAL LIMITATIONS. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC"), and various state regulatory authorities. In addition, the Fund's ability to use derivative instruments may be limited by certain tax considerations.

 The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. In accordance with Rule 4.5 of the regulations under the Commodity Exchange Act ("CEA"), the notice of eligibility for the Fund includes representations that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contracts and related options positions are "in the money," do not exceed 5% of the Fund's net assets. Adherence to these guidelines does not limit the Fund's risk to 5% of the Fund's assets.

 The SEC has identified certain trading practices involving derivative instruments that involve the potential for leveraging the Fund's assets in a manner that raises issues under the 1940 Act. In order to limit the potential for the leveraging of the Fund's assets, as defined under the 1940 Act, the SEC has stated that the Fund may use coverage or the segregation of the Fund's assets. To the extent required by SEC guidelines, the Fund will not enter into any such transactions unless it owns either: (1) an offsetting ("covered") position in securities, options, futures, or derivative instruments; or (2) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the extent that the position is not "covered". The Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the derivative position is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

 In some cases, the Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to set aside liquid assets in a segregated account to secure its obligations under the derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets set aside in the segregated account (unless another interpretation is specified by applicable regulatory requirements).

 OPTIONS. The Fund may use options for any lawful purpose consistent with its investment objective such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price ("strike price" or "exercise price") at or before a certain time ("expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Fund may buy or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.

 The Fund may purchase (buy) and write (sell) put and call options underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Investment Policies and Techniques - Illiquid Securities." Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

 The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

 The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

 The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

 The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counter parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

 The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.

 The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

 SPREAD TRANSACTIONS. The Fund may use spread transactions for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, I.E., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

 FUTURES CONTRACTS. The Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may enter into futures contracts, including, but not limited to, interest rate and index futures. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Advisor believes it is more advantageous to the Fund than purchasing the futures contract.

 To the extent required by regulatory authorities, the Fund only enters into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through the use of futures contracts.

 An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (E.G., debt security) for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

 No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

 Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

 Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

 If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

 Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

 FOREIGN CURRENCIES. The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivatives instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (I.E., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Fund may use these instruments for hedging or any other lawful purpose consistent with the Fund's investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. The Fund's use of currency-related derivative instruments will be directly related to the Fund's current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its investment portfolio. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

 For example, the Fund might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Fund also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

 In addition, the Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where the Advisor believes that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if the Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that the Advisor believes would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by the Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

 The Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

 The use of currency-related derivative instruments by the Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

 There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

 Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

 When the Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

 Purchasers and sellers of currency-related derivative instruments may enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to the Fund. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In the case of an exchange-traded instrument, the Fund will be able to close the position out only on an exchange which provides a market for the instruments. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time. In the case of a privately negotiated instrument, the Fund will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument. While the Fund will enter into privately negotiated transactions only with entities who are expected to be capable of entering into a closing transaction, there can be no assurance that the Fund will in fact be able to enter into such closing transactions.

 The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

 Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.

 There will be a cost to the Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period and the market conditions then prevailing. The Fund using these instruments may have to pay a fee or commission or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

 When required by the SEC guidelines, the Fund will set aside permissible liquid assets in segregated accounts or otherwise cover the Fund's potential obligations under currency-related derivatives instruments. To the extent the Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Fund's assets are so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

 The Advisor's decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor's judgment that the transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of the Fund's entire portfolio and objectives. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor's skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.

 The Fund's dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Fund reserves the right to use currency-related derivatives instruments for different purposes and under different circumstances. Of course, the Fund is not required to use currency-related derivatives instruments and will not do so unless deemed appropriate by the Advisor. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Fund's securities that are attributable to other (I.E., non-currency related) causes. Moreover, while the use of currency-related derivatives instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

 SWAP AGREEMENTS. The Fund may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate) in a particular foreign currency, or in a "basket" of securities representing a particular index.
 Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

 The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement ("net amount"). The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash and/or other appropriate liquid assets.

 Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 ("IRC") may limit the Fund's ability to use swap agreements. The swaps market is largely unregulated.

 The Fund will enter swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

 ADDITIONAL DERIVATIVE INSTRUMENTS AND STRATEGIES. In addition to the derivative instruments and strategies described above and in the Prospectus, the Advisor expects to discover additional derivative instruments and other hedging or risk management techniques. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.

 DURATION

 Duration was developed as a more precise alternative to the concept of "maturity." Traditionally, a debt obligations' maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, maturity measures only the time until a debt obligation provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration management is one of the fundamental tools used by the Advisor.

 Duration is a measure of the expected life of a debt obligation on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, the time the principal payments are expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt obligation with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

 Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the duration of the Fund's portfolio by approximately the same amount of time that holding an equivalent amount of the underlying securities would.

 Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount of time that selling an equivalent amount of the underlying securities would.

 There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. Finally, the duration of a debt obligation may vary over time in response to changes in interest rates and other market factors.

 FOREIGN INVESTMENT COMPANIES

 The Fund may invest, to a limited extent, in foreign investment companies. Some of the countries in which the Fund invests may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country which permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Advisor, the potential benefits of such investments justify the payment of any associated fees and expenses.

 FOREIGN SECURITIES

 Investing in foreign securities involves a series of risks not present in investing in U.S. securities. Many of the foreign securities held by the Fund will not be registered with the SEC, nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Foreign companies, and in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards, or to other regulatory requirements comparable to those applicable to U.S. companies. The Fund's net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.

 The costs attributable to foreign investing that the Fund must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the U.S. and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject.

 Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and are earning no investment return. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

 HIGH-YIELD (HIGH-RISK) SECURITIES

 IN GENERAL. Non-investment grade debt obligations ("lower-quality securities") include (1) bonds rated as low as C by Moody's Investors ("Moody's"), Standard & Poor's Ratings Group ("S&P"), and comparable ratings of other nationally recognized statistical rating organizations ("NRSROs"); (2) commercial paper rated as low as C by S&P, Not Prime by Moody's, and comparable ratings of other NRSROs; and (3) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to the Appendix for a description of the securities ratings.

 EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

 All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

 As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market and accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would force the Fund to sell the more liquid portion of its portfolio.

 PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

 CREDIT RATINGS. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Advisor's credit analysis than would be the case with investments in investment-grade debt obligations. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Advisor continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

 LIQUIDITY AND VALUATION. The Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

 LEGISLATION. Legislation may be adopted, from time to time, designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. It is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

 ILLIQUID SECURITIES

 The Fund may invest in illiquid securities (I.E., securities that are not readily marketable). However, the Fund will not acquire illiquid securities if, as a result, the illiquid securities would comprise more than 15% (10% for money market funds) of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act). However, as a matter of internal policy, the Advisor intends to limit the Fund's investments in illiquid securities to 10% of its net assets.

 The Board of Directors of the Fund, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended ("Securities Act"), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and Section 4(2) commercial paper, may be considered liquid under guidelines adopted by the Fund's Board of Directors.

 The Board of Directors of the Fund has delegated to the Advisor the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. The Board of Directors has directed the Advisor to look to such factors as (1) the frequency of trades or quotes for a security, (2) the number of dealers willing to purchase or sell the security and number of potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (5) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and (6) any other relevant factors. The Advisor may determine 4(2) commercial paper to be liquid if (1) the 4(2) commercial paper is not traded flat or in default as to principal and interest, (2) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two NRSROs), or if only one NRSRO rates the security, by that NRSRO, or is determined by the Advisor to be of equivalent quality, and (3) the Advisor considers the trading market for the specific security taking into account all relevant factors. With respect to any foreign holdings, a foreign security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.

 Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced in accordance with pricing procedures adopted by the Board of Directors of the Fund. If through the appreciation of restricted securities or the depreciation of unrestricted securities the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable (except for 144A Securities and 4(2) commercial paper deemed to be liquid by the Advisor), the Fund will take such steps as is deemed advisable, if any, to protect the liquidity of the Fund's portfolio.

 The Fund may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

 LENDING OF PORTFOLIO SECURITIES

 The Fund is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the Advisor deems qualified, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Although the Fund is authorized to lend, the Fund does not presently intend to engage in lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Advisor will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Fund's interest.

 THE FOLLOWING SECTION APPLIES TO THE GLOBAL HIGH-YIELD BOND, INTERNATIONAL BOND, AND SHORT-TERM GLOBAL BOND FUNDS ONLY:
 LOAN INTERESTS

 The Fund may acquire a loan interest (a "Loan Interest"). A Loan Interest is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution ("Agent") for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution, typically but not always the Agent ("Collateral Bank"), holds collateral (if any) on behalf of the lenders. These Loan Interests may take the form of participation interests in, assignments of or novations of a loan during its secondary distribution, or direct interests during a primary distribution. Such Loan Interests may be acquired from U.S. or foreign banks, insurance companies, finance companies, or other financial institutions who have made loans or are members of a lending syndicate or from other holders of Loan Interests. The Fund may also acquire Loan Interests under which the Fund derives its rights directly from the borrower. Such Loan Interests are separately enforceable by the Fund against the borrower and all payments of interest and principal are typically made directly to the Fund from the borrower. In the event that the Fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of a Collateral Bank for their mutual benefit. The Fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structurer with respect to a loan.

 The Advisor will analyze and evaluate the financial condition of the borrower in connection with the acquisition of any Loan Interest. The Advisor also analyzes and evaluates the financial condition of the Agent and, in the case of Loan Interests in which the Fund does not have privity with the borrower, those institutions from or through whom the Fund derives its rights in a loan ("Intermediate Participants").

 In a typical loan, the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. The Fund will generally rely upon the Agent or an Intermediate Participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement the Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The seller of the Loan Interest usually does, but is often not obligated to, notify holders of Loan Interests of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to Loan Interests for which the Agent does not perform such administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a Collateral Bank will typically hold any collateral on behalf of the Fund and the other lenders pursuant to the applicable loan agreement.

 A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement should remain available to holders of Loan Interests. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants, similar risks may arise.

 Purchasers of Loan Interests depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

 THE FOLLOWING SECTION APPLIES TO THE GLOBAL HIGH-YIELD BOND, INTERNATIONAL BOND, AND SHORT-TERM GLOBAL BOND FUNDS ONLY:
 MATURITY

 The Fund's average portfolio maturity represents an average based on the actual stated maturity dates of the debt securities in the Fund's portfolio, except that (1) variable-rate securities are deemed to mature at the next interest-rate adjustment date, (2) debt securities with put features are deemed to mature at the next put-exercise date, (3) the maturity of mortgage-backed and certain other asset-backed securities is determined on an "expected life" basis by the Advisor and (4) securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of futures contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of the Fund is dollar-weighted based upon the market value of the Fund's securities at the time of the calculation.


 The Fund may utilize puts which are provided on a "best efforts" or similar basis (a "soft put") to shorten the maturity of securities when the Advisor reasonably believes, based upon information available to it at the time the security is acquired, that the issuer of the put has or will have both the willingness and the resources or creditworthiness to repurchase the securities at the time the Fund exercises the put. Failure of a issuer to honor a soft put may, depending on the specific put, have a variety of possible consequences, including (a) an automatic extension of the put to a later date,
 (b) the elimination of the put, in which case the effective maturity of the security may be its final maturity date, or (c) a default of the security, typically after the passage of a cure period. Should either the exercise date of the put automatically extend or the put right be eliminated as a result of the failure to honor a soft put, the affected security may include a provision which adjusts the interest rate on the security to an amount intended to result in the security being priced at par. However, not all securities have rate reset provisions or, if they have such provisions, the reset rate may be capped at a rate which would prevent the security from being priced at par. Furthermore, it is possible that the interest rate may reset to a level which increases the interest expense to the issuer by an amount which negatively affects the credit quality of the security.


 MORTGAGE- AND ASSET-BACKED DEBT SECURITIES

 Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

 Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.

 The rate of principal payment on mortgage- and asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any mortgage- and asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

 While many mortgage- and asset-backed securities are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class mortgage- and asset-backed securities are
 issued for two main reasons.   First, multiple classes may be used as a method
 of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (mortgage- and asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-mortgage- or asset-backed securities, such as floating interest rates (I.E., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

 The Fund may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases such market value may be extremely volatile. With respect to certain stripped securities, such as interest only and principal only classes, a rate of prepayment that is faster or slower than anticipated may result in the Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

 Mortgage- and asset-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

 THE FOLLOWING SECTION APPLIES TO THE GLOBAL HIGH-YIELD BOND, INTERNATIONAL BOND, AND SHORT-TERM GLOBAL BOND FUNDS ONLY:
 MUNICIPAL OBLIGATIONS

 IN GENERAL. Municipal obligations are debt obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal lease obligations. Municipal obligations also include obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of Directors of the Fund determines that an investment in any such type of obligation is consistent with the Fund's investment objective.

 BONDS AND NOTES. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

 LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities, such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. The Fund may purchase these obligations directly, or it may purchase participation interests in such obligations. (See "Participation Interests" below.) Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for, appropriate, and make payments due under the obligation. Certain municipal leases may, however, contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

 MORTGAGE-BACKED BONDS. The Fund's investments in municipal obligations may include mortgage-backed municipal obligations, which are a type of municipal security issued by a state, authority, or municipality to provide financing for residential housing mortgages to target groups, generally low-income individuals who are first-time home buyers. The Fund's interest, evidenced by such obligations, is an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to the Fund will represent both regularly scheduled principal and interest payments. The Fund may also receive additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected, regardless of the interest rate environment, it is anticipated that prepayment of the underlying mortgages will accelerate in periods of declining interest rates. In the event that the Fund receives principal prepayments in a declining interest-rate environment, its reinvestment of such funds may be in bonds with a lower yield.

 PARTICIPATION INTERESTS

 A participation interest gives the Fund an undivided interest in a municipal obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation. These instruments may have fixed, floating, or variable rates of interest. The Fund will only purchase participation interests if accompanied by an opinion of counsel that the interest earned on the underlying municipal obligations will be tax-exempt. If the Fund purchases unrated participation interests, the Board of Directors or its delegate must have determined that the credit risk is equivalent to the rated obligations in which the Fund may invest. Participation interests may be backed by a letter of credit or guaranty of the selling institution. When determining whether such a participation interest meets the Fund's credit quality requirements, the Fund may look to the credit quality of any financial guarantor providing a letter of credit or guaranty.

 REPURCHASE AGREEMENTS

 The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks. The Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

 In addition, the Fund may invest in foreign repurchase agreements. Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. In the event of default by the counterparty, the Fund may suffer a loss if the value of the security purchased, I.E., the collateral, in U.S. dollars, is less than the agreed-upon repurchase price, or if the Fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve greater credit risk than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. Repurchase agreements with foreign counterparties may have more risk than with U.S. counterparties, since less financial information may be available about the foreign counterparties and they may be less creditworthy.

 REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS

 The Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

 The Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Fund.

 The mortgage dollar rolls and reverse repurchase agreements entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Advisor believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

 SHORT SALES

 The Fund may sell securities short (1) to hedge unrealized gains on portfolio securities or (2) if it covers such short sale with liquid assets as required by the current rules and positions of the SEC or its staff. Selling securities short against the box involves selling a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future. If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

 THE FOLLOWING SECTION APPLIES TO THE ASIA PACIFIC, FOREIGN MAJORMARKETS, INTERNATIONAL STOCK, AND OVERSEAS FUNDS ONLY:
 SMALL AND MEDIUM COMPANIES


 The Fund may invest its assets in small- and medium-capitalization companies. While small- and medium-capitalization companies generally have the potential for rapid growth, investments in small- and medium-capitalization companies often involve greater risks than investments in larger, more established companies because small- and medium-capitalization companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small- and medium-capitalization companies are traded only OTC or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small- and medium-capitalization companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small and medium company securities. Investors should be aware that, based on the foregoing factors, an investment in the Fund may be subject to greater price fluctuations than an investment in the Fund that invests primarily in larger, more established companies. The Advisor's research efforts may also play a greater role in selecting securities for the Fund than in the Fund that invests in larger, more established companies.


 THE FOLLOWING SECTION APPLIES TO THE GLOBAL HIGH-YIELD BOND, INTERNATIONAL BOND, AND SHORT-TERM GLOBAL BOND FUNDS ONLY:
 SOVEREIGN DEBT

 Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

 A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including among others, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

 To the extent that a country has a current account deficit (generally when its exports of merchandise and services are less than its country's imports of merchandise and services plus net transfers (E.G., gifts of currency and goods) to foreigners), it may need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be adversely affected, by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

 With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

 Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors, and the interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Fund. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

 Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of the Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries, or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

 The sovereign debt in which the Fund may invest includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing Fund pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

 There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change. Investors should recognize that Brady Bonds do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds the Fund will purchase Brady Bonds, if any, in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

 Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank, and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds have speculative characteristics. The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

 STANDBY COMMITMENTS

 In order to facilitate portfolio liquidity, the Fund may acquire standby commitments from brokers, dealers, or banks with respect to securities in its portfolio. Standby commitments entitle the holder to achieve same-day settlement and receive an exercise price equal to the amortized cost of the underlying security plus accrued interest. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments are subject to the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the brokers, dealers, and banks from which the Fund obtains standby commitments to evaluate those risks.

 THE FOLLOWING SECTION APPLIES TO THE GLOBAL HIGH-YIELD BOND, INTERNATIONAL BOND, AND SHORT-TERM GLOBAL BOND FUNDS ONLY:
 U.S. GOVERNMENT SECURITIES

 U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:
- the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
- the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
- the Student Loan Marketing Association, the Interamerican Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.
Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

VARIABLE- OR FLOATING-RATE SECURITIES

The Fund may invest in securities which offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (E.G., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days notice; in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the Fund may consider that instrument's maturity to be shorter than its stated maturity.

Variable-rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Advisor, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio.

The Fund will not invest more than 15% of its net assets (10% for money market funds) in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

In determining the Fund's weighted average portfolio maturity, the Fund will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (1) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (2) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (3) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes since the securities usually trade at amortized cost following the readjustment in the interest rate.

WARRANTS

The Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Fund may purchase securities on a when-issued or delayed-delivery basis. The price of debt obligations so purchased, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest on the debt obligations accrues to the Fund.
Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued and delayed-delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase these types of securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value will be adversely affected by these types of securities purchases.

To the extent required by the SEC, the Fund will maintain cash and marketable securities equal in value to commitments for when-issued or delayed-delivery securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then-available cash flow, sale of the securities held in the separate account, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

The Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" or "RIC" under the IRC and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

                             DIRECTORS AND OFFICERS


The Board of Directors of the Fund is responsible for managing the Fund's business and affairs. Directors and officers of the Fund, together with information as to their principal business occupations during the last five years, and other information are shown below. Each director who is deemed an "interested person," as defined in the 1940 Act, is indicated by an asterisk (*). Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 56 mutual funds ("Strong Funds"). The Strong Funds, in the aggregate, pay each Director who is not a director, officer, or employee of the Advisor, or any affiliated company (a "disinterested director") an annual fee of $86,000 plus $6,000 per Board meeting, except for the Chairman of the Independent Directors

Committee. The Chairman of the Independent Directors Committee receives an annual fee of $94,600 plus $6,600 per Board meeting. In addition, each disinterested director is reimbursed by the Strong Funds for travel and other expenses incurred in connection with attendance at such meetings. Other officers and directors of the Strong Funds receive no compensation or expense reimbursement from the Strong Funds.


*RICHARD S. STRONG (DOB 5/12/42), Director and Chairman of the Board of the Strong Funds.

Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. In October 1991, Mr. Strong also became the Chairman of the Advisor. Mr. Strong is a Director of the Advisor. Mr. Strong has been in the investment management business since 1967.

MARVIN E. NEVINS (DOB 7/9/18), Director of the Strong Funds.


Private Investor. From 1945 to 1980, Mr. Nevins was Chairman of Wisconsin Centrifugal Inc., a foundry. From 1980 until 1981, Mr. Nevins was the Chairman of the Wisconsin Association of Manufacturers & Commerce. He has been a Director of A-Life Medical, Inc., San Diego, CA since 1996 and Surface Systems, Inc. (a weather information company), St. Louis, MO since 1992. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin and Carroll College.


WILLIE D. DAVIS (DOB 7/24/34), Director of the Strong Funds.


Mr. Davis has been Director of Alliance Bank since 1980, Sara Lee Corporation (a food/consumer products company) since 1983, KMart Corporation (a discount consumer products company) since 1985, Dow Chemical Company since 1988, MGM Grand, Inc. (an entertainment/hotel company) since 1990, WICOR, Inc. (a utility company) since 1990, Johnson Controls, Inc. (an industrial company) since 1992, and Checker's Hamburger, Inc. since 1994, and MGM, Inc. (an entertainment company) since 1998. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of the Fireman's Fund (an insurance company) from 1975 until 1990.


STANLEY KRITZIK (DOB 1/9/30), Director of the Strong Funds.

Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987, and Health Network Ventures, Inc. since 1992.


WILLIAM F. VOGT (DOB 7/19/47), Director and Chairman of the Independent Directors Committee of the Strong Funds.


Mr. Vogt has been the President of Vogt Management Consulting, Inc. since 1990. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt is the Past President of the Medical Group Management Association and a Fellow of the American College of Medical Practice Executives.




NEAL MALICKY (DOB 9/14/34), Director of the Strong Funds.



Mr. Malicky has been Chancellor at Baldwin-Wallace College since July 1999. From 1981 to July 1999, he served as President of Baldwin-Wallace College. He is a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community Justice (NCCJ). He is also the Past President of the National Association of Schools and Colleges of the United Methodist Church, the Past Chairperson of the Association of Independent Colleges and Universities of Ohio, and the Past Secretary of the National Association of Independent Colleges and Universities.

STEPHEN J. SHENKENBERG (DOB 6/14/58), Vice President and Secretary of the Strong Funds.

Mr. Shenkenberg has been Deputy General Counsel of the Advisor since November 1996. From December 1992 until November 1996, Mr. Shenkenberg acted as Associate Counsel to the Advisor. From June 1987 until December 1992, Mr. Shenkenberg was an attorney for Godfrey & Kahn, S.C., a Milwaukee law firm.

JOHN S. WEITZER (DOB 10/31/67), Vice President of the Strong Funds.

Mr. Weitzer has been Senior Counsel of the Advisor since December 1997. From July 1993 until December 1997, Mr. Weitzer acted as Associate Counsel to the Advisor.




THOMAS M. ZOELLER (DOB 2/21/64), Vice President of the Strong Funds.



Mr. Zoeller has been Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Advisor since February 1998 and a member of the Office of the Chief Executive since November 1998. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991 he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Anderson & Co.



DENNIS A. WALLESTAD (DOB 11/3/62), Vice President of the Strong Funds.



Mr. Wallestad has been Director of Finance and Operations of the Advisor since February 1999. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen & Co., LLP in Milwaukee. Mr. Wallestad completed a Masters of Accountancy from the University of Oklahoma from September 1989 to August 1991.



JOHN W. WIDMER (DOB 1/19/65), Treasurer of the Strong Funds.



Mr. Widmer has been Manager of Financial Management and Sales Reporting Systems since May 1997. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.




RHONDA K. HAIGHT (DOB 11/13/64), Assistant Treasurer of the Strong Funds.

Ms. Haight has been Manager of the Mutual Fund Accounting Department of the Advisor since January 1994. From May 1990 to January 1994, Ms. Haight was a supervisor in the Mutual Fund Accounting Department of the Advisor. From June 1987 to May 1990, Ms. Haight was a Mutual Fund Accountant of the Advisor.


Except for Messrs. Nevins, Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard #1006, Naples, Florida 34108. Mr. Davis' address is 161 North La Brea, Inglewood, California 90301. Mr. Kritzik's address is 1123 North Astor Street, P.O. Box 92547, Milwaukee, Wisconsin 53202-0547. Mr. Vogt's address is 2830 East Third Avenue, Denver, Colorado 80206. Mr. Malicky's address is 518 Bishops Place, Berea, OH 44017.

Unless otherwise noted below, as of January 31, 2000, the officers and directors of the Fund in the aggregate beneficially owned less than 1% of the Fund's then outstanding shares.



FUND                   SHARES       PERCENT
------                 ------       -------
Overseas                215,205       13.81%
Foreign MajorMarketsSM  108,615       38.34%


                             PRINCIPAL SHAREHOLDERS


Unless otherwise noted below, as of January 31, 2000, no persons owned of record or are known to own of record or beneficially more than 5% of the Fund's then outstanding shares.



        NAME AND ADDRESS                    FUND/SHARES                     PERCENT
--------------------------------  -------------------------------  ------------------------
Harry Mortkowitz                  Global High-Yield Bond - 28,531           18.06%
4-22 Karl St.
Fairlawn, NJ  07410-4009

Rick M Rieder & Debra Rieder      Global High-Yield Bond - 11,473            7.26%
270 Dale Dr.
Short Hills, NJ  07078-1513

Firstar Trust Company             International Bond - 135,037                7.75%
P.O. Box  1787
Milwaukee, WI  53201-1787

National Investor Services Corp.  International Bond - 103,722                 5.95%
55 Water St. Fl. 32
New York, NY  10041-3299

Firstar Trust Company             International Bond - 102,547                 5.89%
P.O. Box  1787
Milwaukee, WI  53201-1787

Emre & Co.                        International Stock - 1,266,838              13.25%
P.O. Box  1408
Milwaukee, WI  53201-1408



                               INVESTMENT ADVISOR


The Fund has entered into an Advisory Agreement with Strong Capital Management, Inc. ("Advisor"). Mr. Strong controls the Advisor due to his stock ownership of the Advisor. Mr. Strong is the Chairman and a Director of the Advisor, Mr. Zoeller is Senior Vice President and Chief Financial Officer of the Advisor, Mr. Shenkenberg is Vice President, Secretary, and Deputy General Counsel of the Advisor, Mr. Weitzer is Senior Counsel of the Advisor, Mr. Widmer is Treasurer and Manager of Financial Management & Sales Reporting Systems of the Advisor, and Ms. Haight is Assistant Treasurer and Manager of the Mutual Fund Accounting Department of the Advisor. As of December 31, 1999, the Advisor had over $38 billion under management.


The Advisory Agreement is required to be approved annually by either the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory

Agreement is terminable, without penalty, on 60 days written notice by the Board of Directors of the Fund, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, and will terminate automatically in the event of its assignment.

Under the terms of the Advisory Agreement, the Advisor manages the Fund's investments subject to the supervision of the Fund's Board of Directors. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. The Advisory Agreement authorizes the Advisor to delegate its investment advisory duties to a subadvisor in accordance with a written agreement under which the subadvisor would furnish such investment advisory services to the Advisor. In that situation, the Advisor continues to have responsibility for all investment advisory services furnished by the subadvisor under the subadvisory agreement. At its expense, the Advisor provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Advisor places all orders for the purchase and sale of the Fund's portfolio securities at the Fund's expense.

Except for expenses assumed by the Advisor, as set forth above, or by Strong Investments, Inc. with respect to the distribution of the Fund's shares, the Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses; expenses of issue, sale, repurchase or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses for printing and distribution of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for the Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to recordkeeping and shareholder relations; printing of stock certificates; fees for directors who are not "interested persons" of the Advisor; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.

As compensation for its advisory services, the Fund pays to the Advisor a monthly management fee at the annual rate specified below of the average daily net asset value of the Fund. From time to time, the Advisor may voluntarily waive all or a portion of its management fee for the Fund.


            FUND                  ANNUAL RATE
---------------------------  --------------------
          Asia Pacific Fund                 1.00%
      Foreign Major Markets                 1.00%
Global High-Yield Bond Fund                 0.70%
    International Bond Fund                 0.70%
   International Stock Fund                 1.00%
              Overseas Fund                 1.00%
Short-Term Global Bond Fund                0.625%

The Fund paid the following management fees for the time periods indicated:

                                                          MANAGEMENT FEE
FISCAL YEAR ENDED  MANAGEMENT FEE ($)      WAIVER($)     AFTER WAIVER ($)
-----------------  ------------------  ----------------  ----------------

Asia Pacific Fund


10/31/97  568,150       0  568,150
10/31/98  233,628       0  233,628
10/31/99  570,142       0  570,142


Foreign MajorMarkets Fund

10/31/98(1)   4,459       0   4,459
10/31/99     17,745       0  17,745

Global High-Yield Bond Fund


10/31/98(2)   24,730        0   24,730
   10/31/99   10,654        0   10,654


International Bond Fund




10/31/97   222,163   206,614    15,549
10/31/98   153,490    22,692   130,798
10/31/99  129,572       0  129,572


International Stock Fund


10/31/97  2,819,112        0  2,819,112
10/31/98  1,330,033        0  1,330,033
10/31/99    985,158        0    985,158


Overseas Fund



10/31/98(1)    9,622        0    9,622
   10/31/99   45,503        0   45,503


Short-Term Global Bond Fund


10/31/97   563,944   257,899   306,045
10/31/98   578,926    84,626   494,300
10/31/99  334,220       0  334,220


(1)  Commenced operations on June 30, 1998.
(2)  Commenced operations on January 31, 1998.

The organizational expenses for the Fund which were advanced by the Advisor and which will be reimbursed by the Fund over a period of not more than 60 months from the Fund's date of inception are listed below.


            FUND               ORGANIZATIONAL EXPENSES
---------------------------  --------------------------
Global High-Yield Bond Fund     $14,706




The Advisory Agreement requires the Advisor to reimburse the Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the management fee but excluding taxes, interest, brokerage commissions, and similar fees and to the extent permitted extraordinary expenses, exceed two percent (2%) of the average net asset value of the Fund for such year, as determined by valuations made as of the close of each business day of the year. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Fund by reduction of the Advisor's fee, subject to later adjustment, month by month, for the remainder of the Fund's fiscal year. The Advisor may from time to time voluntarily absorb expenses for the Fund in addition to the reimbursement of expenses in excess of applicable limitations.

On July 12, 1994, the SEC filed an administrative action ("Order") against the Advisor, Mr. Strong, and another employee of the Advisor in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order found that the Advisor and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further found that the Advisor violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting the Advisor's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of the Advisor owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and the Advisor agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.

On June 6, 1996, the Department of Labor ("DOL") filed an action against the Advisor for equitable relief alleging violations of the Employee Retirement Income Security Act of 1974 ("ERISA") in connection with cross trades that occurred between 1987 and late 1989 involving certain pension accounts managed by the Advisor. Contemporaneous with this filing, the Advisor, without admitting or denying the DOL's allegations, agreed to the entry of a consent judgment resolving all matters relating to the allegations. Reich v. Strong Capital Management, Inc., (U.S.D.C. E.D. WI) ("Consent Judgment"). Under the terms of the Consent Judgment, the Advisor agreed to reimburse the affected accounts a total of $5.9 million. The settlement did not have any material impact on the Advisor's financial position or operations.

The Fund and the Advisor have adopted a Code of Ethics ("Code") which governs the personal trading activities of all "Access Persons" of the Advisor. Access Persons include every director and officer of the Advisor and the investment companies managed by the Advisor, including the Fund, as well as certain employees of the Advisor who have access to information relating to the purchase or sale of securities by the Advisor on behalf of accounts managed by it. The Code is based upon the principal that such Access Persons have a fiduciary duty to place the interests of the Fund and the Advisor's other clients ahead of their own.

The Code requires Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the
Fund) to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, direct obligations of the U.S. government, and certain options on broad-based securities market indexes) and to execute such transactions through the Advisor's trading department. The Code, which applies to all Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the Fund), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security which is contemporaneously being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Advisor on behalf of any mutual fund or other account managed by it. Finally, the Code provides for trading "black out" periods of seven calendar days during which time Access Persons who are portfolio managers may not trade in securities which have been purchased or sold by any mutual fund or other account managed by the portfolio manager.

The Advisor provides investment advisory services for multiple clients through different types of investment accounts (E.G., mutual funds, hedge funds, separately managed accounts, etc.) who may have similar or different investment objectives and investment policies (E.G., some accounts may have an active trading strategy while others follow a "buy and hold" strategy). In managing these accounts, the Advisor seeks to maximize each account's return, consistent with the account's investment objectives and investment strategies. While the Advisor's policies are designed to ensure that over time similarly-situated clients receive similar treatment, to the maximum extent possible, because of the range of the Advisor's clients, the Advisor may give advice and take action with respect to one account that may differ from the advice given, or the timing or nature of action taken, with respect to another account (the Advisor, its principals and associates also may take such actions in their personal securities transactions, to the extent permitted by and consistent with the
Code). For example, the Advisor may use the same investment style in managing two accounts, but one may have a shorter-term horizon and accept high-turnover while the other may have a longer-term investment horizon and desire to minimize turnover. If the Advisor reasonably believes that a particular security may provide an attractive opportunity due to short-term volatility but may no longer be attractive on a long-term basis, the Advisor may cause accounts with a shorter-term investment horizon to buy the security at the same time it is causing accounts with a longer-term investment horizon to sell the security. The Advisor takes all reasonable steps to ensure that investment opportunities are, over time, allocated to accounts on a fair and equitable basis relative to the other similarly-situated accounts and that the investment activities of different accounts do not unfairly disadvantage other accounts.

From time to time, the Advisor votes the shares owned by the Fund according to its Statement of General Proxy Voting Policy ("Proxy Voting Policy"). The general principal of the Proxy Voting Policy is to vote any beneficial interest in an equity security prudently and solely in the best long-term economic interest of the Fund and its beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Shareholders may obtain a copy of the Proxy Voting Policy upon request from the Advisor.

The Advisor also provides a program of custom portfolio management called the Strong Advisor. This program is designed to determine which investment approach fits an investor's financial needs and then provides the investor with a custom built portfolio of Strong Funds based on that allocation. The Advisor, on behalf of participants in the Strong Advisor program, may determine to invest a portion of the program's assets in any one Strong Fund, which investment, particularly in the case of a smaller Strong Fund, could represent a material portion of the Fund's assets. In such cases, a decision to redeem the Strong Advisor program's investment in a Fund on short notice could raise a potential conflict of interest for the Advisor, between the interests of participants in the Strong Advisor program and of the Fund's other shareholders. In general, the Advisor does not expect to direct the Strong Advisor program to make redemption requests on short notice. However, should the Advisor determine this to be necessary, the Advisor will use its best efforts and act in good faith to balance the potentially competing interests of participants in the Strong Advisor program and the Fund's other shareholders in a manner the Advisor deems most appropriate for both parties in light of the circumstances.

From time to time, the Advisor may make available to third parties current and historical information about the portfolio holdings of the Advisor's mutual funds or other clients. Release may be made to entities such as fund ratings entities, industry trade groups, and financial publications. Generally, the Advisor will release this type of information only where it is otherwise publicly available. This information may also be released where the Advisor reasonably believes that the release will not be to the detriment of the best interests of its clients.


For more complete information about the Advisor, including its services, investment strategies, policies, and procedures, please call 800-368-3863 and ask for a copy of Part II of the Advisor's Form ADV.


                                  DISTRIBUTOR


Under a Distribution Agreement with the Fund ("Distribution Agreement"), Strong Investments, Inc. ("Distributor"), P.O. Box 2936, Milwaukee, Wisconsin, 53201, acts as underwriter of the Fund's shares. Mr. Strong is the Chairman and Director of the Distributor, and Mr. Shenkenberg is Vice President, Chief Compliance Officer and Secretary of the Distributor. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares. The Distribution Agreement further provides that the Distributor will bear the additional costs of printing prospectuses and shareholder reports which are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. The Distributor is a direct subsidiary of the Advisor and controlled by the Advisor and Richard S. Strong. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreement.



From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive non-cash compensation awards in connection with the sale and distribution of the Fund's shares. These awards may include items such as, but not limited to, gifts, merchandise, gift certificates, and payment of travel expenses, meals, and lodging. As required by the National Association of Securities Dealers, Inc. ("NASD"), any in-house sales incentive program will be multi-product oriented, I.E., any incentive will be based on an associated person's gross production of all securities and will not be based on the sales of shares of any specifically designated mutual fund.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's investment business and the negotiation of the commissions to be paid on such transactions. It is the policy of the Advisor, to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor, or the Fund. In OTC transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained using a broker. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and in negotiating commissions, the Advisor considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Brokerage will not be allocated based on the sale of any shares of the Strong Funds.

The Advisor has adopted procedures that provide generally for the Advisor to seek to bunch orders for the purchase or sale of the same security for the Fund, other mutual funds managed by the Advisor, and other advisory clients (collectively, "client accounts"). The Advisor will bunch orders when it deems it to be appropriate and in the best interest of the client accounts. When a bunched order is filled in its entirety, each participating client account will participate at the average share price for the bunched order on the same business day, and transaction costs shall be shared pro rata based on each client's participation in the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro rata basis to each client account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions, and each participating account will participate at the average share price for the bunched order on the same business day.

Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).


In carrying out the provisions of the Advisory Agreement, the Advisor may cause the Fund to pay a broker, which provides brokerage and research services to the Advisor, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor believes it is important to its investment decision-making process to have access to independent research. The Advisory Agreement provides that such higher commissions will not be paid by the Fund unless (1) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (2) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (3) in the opinion of the Advisor, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment management fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Advisor's receipt of research services. To request a copy of the Advisor's Soft Dollar Practices, please call 800-368-3863.


Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are received primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to the Advisor by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

Where the Advisor itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Advisor's allocation of the costs of such benefits and services between those that primarily benefit the Advisor and those that primarily benefit the Fund and other advisory clients.

From time to time, the Advisor may purchase new issues of securities for the Fund in a fixed income price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Fund and other advisory clients, provide the Advisor with research. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

At least annually, the Advisor considers the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempts to allocate a portion of the brokerage business of the Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Advisor's evaluation of all applicable considerations.

The Advisor has informal arrangements with various brokers whereby, in consideration for providing research services and subject to Section 28(e), the Advisor allocates brokerage to those firms, provided that the value of any research and brokerage services was reasonable in relationship to the amount of commission paid and was subject to best execution. In no case will the Advisor make binding commitments as to the level of brokerage commissions it will allocate to a broker, nor will it commit to pay cash if any informal targets are not met. The Advisor anticipates it will continue to enter into such brokerage arrangements.

The Advisor may direct the purchase of securities on behalf of the Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Advisor believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.

With respect to the Fund's foreign equity investing, the Advisor is responsible for selecting brokers in connection with foreign securities transactions. The fixed commissions paid in connection with most foreign stock transactions are usually higher than negotiated commissions on U.S. stock transactions. Foreign stock exchanges and brokers are subject to less government supervision and regulation as compared with the U.S. exchanges and brokers. In addition, foreign security settlements may in some instances be subject to delays and related administrative uncertainties.


The Advisor may engage in "step-out" and "give-up" brokerage transactions subject to best price and execution. In a step-out or give-up trade, an investment advisor directs trades to a broker-dealer who executes the transactions while a second broker-dealer clears and settles part or all of the transaction. The first broker-dealer then shares part of its commission with the second broker-dealer. The Advisor engages in step-out and give-up transactions primarily (1) to satisfy directed brokerage arrangements of certain of its client accounts and/or (2) to pay commissions to broker-dealers that supply research or analytical services.


The Advisor places portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Fund. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending the investment.


Where consistent with a client's investment objectives, investment restrictions, and risk tolerance, the Advisor may purchase securities sold in underwritten public offerings for client accounts, commonly referred to as "deal" securities. To the extent the Fund participates in deals in the initial public offering market ("IPOs") and during the period that the Fund has a small asset base, a significant portion of the Fund's returns may be attributable to its IPO investments. As the Fund's assets grow, any impact of IPO investments on the Fund's total return may decline and the Fund may not continue to experience substantially similar performance.


The Advisor has adopted deal allocation procedures ("Procedures"), summarized below, that reflect the Advisor's overriding policy that deal securities must be allocated among participating client accounts in a fair and equitable manner and that deal securities may not be allocated in a manner that unfairly discriminates in favor of certain clients or types of clients.

The Procedures provide that, in determining which client accounts a portfolio manager team will seek to have purchase deal securities, the team will consider all relevant factors including, but not limited to, the nature, size, and expected allocation to the Advisor of deal securities; the size of the account(s); the accounts' investment objectives and restrictions; the risk tolerance of the client; the client's tolerance for possibly higher portfolio turnover; the amount of commissions generated by the account during the past year; and the number and nature of other deals the client has participated in during the past year.

Where more than one of the Advisor's portfolio manager team seeks to have client accounts participate in a deal and the amount of deal securities allocated to the Advisor by the underwriting syndicate is less than the aggregate amount ordered by the Advisor (a "reduced allocation"), the deal securities will be allocated among the portfolio manager teams based on all relevant factors. The primary factor shall be assets under management, although other factors that may be considered in the allocation decision include, but are not limited to, the nature, size, and expected allocation of the deal; the amount of brokerage commissions or other amounts generated by the respective participating portfolio manager teams; and which portfolio manager team is primarily responsible for the Advisor receiving securities in the deal. Based on relevant factors, the Advisor has established general allocation percentages for its portfolio manager teams, and these percentages are reviewed on a regular basis to determine whether asset growth or other factors make it appropriate to use different general allocation percentages for reduced allocations.

When a portfolio manager team receives a reduced allocation of deal securities, the portfolio manager team will allocate the reduced allocation among client accounts in accordance with the allocation percentages set forth in the team's initial allocation instructions for the deal securities, except where this would result in a DE MINIMIS allocation to any client account. On a regular basis, the Advisor reviews the allocation of deal securities to ensure that they have been allocated in a fair and equitable manner that does not unfairly discriminate in favor of certain clients or types of clients.

Transactions in futures contracts are executed through futures commission merchants ("FCMs"). The Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts are similar to those in effect with respect to brokerage transactions in securities.

The Fund paid the following brokerage commissions for the time periods indicated:

  FISCAL YEAR ENDED     BROKERAGE COMMISSIONS ($)
----------------------  -------------------------

Asia Pacific Fund


10/31/97    673,983
 10/31/98    413,793
 10/31/99  1,153,704

Foreign MajorMarkets Fund


10/31/98(1)      5,300
   10/31/99      8,011


Global High-Yield Bond Fund

10/31/98(2)       903
10/31/99    1,299


International Bond Fund


10/31/97    4,814
10/31/98    1,744
10/31/99        0


International Stock Fund


10/31/97  3,067,460
10/31/98  2,013,086
10/31/99    512,366


Overseas Fund


10/31/98(1)   16,140
10/31/99     26,944


Short-Term Global Bond Fund


10/31/97    12,267
10/31/98    19,244
10/31/99    1,051


(1)  Commenced operations on June 30, 1998.
(2)  Commenced operations on January 31, 1998.


Unless otherwise noted below, the Fund has not acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.



For the fiscal period ended October 31, 1999 and the ten-month fiscal period ended October 31, 1998, the Global High-Yield Bond Fund's portfolio turnover rate was 380.1% and 680.3%, respectively. The above listed portfolio turnover rates were higher than anticipated primarily because the Fund employed a trading strategy to take advantage of yield opportunities to help enhance the Fund's total return.


                                   CUSTODIAN

As custodian of the Fund's assets, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Fund. The custodian is in no way responsible for any of the investment policies or decisions of the Fund. In addition, the Fund, with the approval of the Board of Directors and subject to the rules of the SEC, will have sub-custodians in those foreign countries in which their respective assets may be invested. The custodian and, if applicable, the sub-custodian are in no way responsible for any of the investment policies or decisions of the Funds.
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The Advisor, P.O. Box 2936, Milwaukee, Wisconsin, 53201, acts as transfer agent and dividend-disbursing agent for the Fund. The Advisor is compensated as follows:



        FUND TYPE/SHARE CLASS                                               FEE*
------------------------------------  -------------------------------------------------------------------------------
Money Funds and Investor Class        $32.50 annual open account fee, $4.20 annual closed account fee.
shares of Money Funds
------------------------------------  -------------------------------------------------------------------------------
Advisor Class shares of Money         0.20% of the average daily net asset value of all Advisor Class shares.
Funds(1)
------------------------------------  -------------------------------------------------------------------------------
Institutional class shares of Money   0.015% of the average daily net asset value of all Institutional Class shares.
Funds
------------------------------------  -------------------------------------------------------------------------------
Income Funds and Investor Class       $31.50 annual open account fee, $4.20 annual closed account fee.
shares of Income Funds
------------------------------------  -------------------------------------------------------------------------------
Advisor Class shares of Income        0.20% of the average daily net asset value of all Advisor Class shares.
Funds
------------------------------------  -------------------------------------------------------------------------------
Institutional Class shares of Income  0.015% of the average daily net asset value of all Institutional Class shares.
Funds
------------------------------------  -------------------------------------------------------------------------------
Equity Funds and Investor Class       $21.75 annual open account fee, $4.20 annual closed account fee.
shares of Equity Funds
------------------------------------  -------------------------------------------------------------------------------
Advisor Class shares of Equity Funds  0.20% of the average daily net asset value of all Advisor Class shares.
------------------------------------  -------------------------------------------------------------------------------
Institutional Class shares of Equity  0.015% of the average daily net asset value of all Institutional Class shares.
Funds
------------------------------------  -------------------------------------------------------------------------------



* Plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications.



(1) Excluding the Strong Heritage Money Fund. The fee for the Heritage Money Fund is 0.015% of the average daily net asset value of all Advisor Class shares.



The fees and services provided as transfer agent and dividend disbursing agent are in addition to those received and provided by the Advisor under the Advisory Agreements.


From time to time, the Fund, directly or indirectly through arrangements with the Advisor, and/or the Advisor may pay amounts to third parties that provide transfer agent type services and other administrative services relating to the Fund to persons who beneficially own interests in the Fund, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Fund, transmitting proxy statements, annual reports, updated prospectuses, other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Fund is currently paying the Advisor for providing these services to Fund shareholders.

The Fund paid the following amounts for the time periods indicated for transfer agency and dividend disbursing and printing and mailing services:


               PER ACCOUNT  OUT-OF-POCKET  PRINTING/MAILING                TOTAL COST AFTER
    FUND       CHARGES ($)   EXPENSES ($)    SERVICES ($)     WAIVER ($)      WAIVER ($)
------------  ------------  -------------  ----------------  ------------  ----------------


Asia Pacific Fund


10/31/97  258,045   22,741    2,790        0  283,576
10/31/98  185,765   18,553    1,072  140,791   64,599
10/31/99  223,682   21,445    1,183   66,233  180,078

Foreign MajorMarkets Fund


10/31/98(1)   1,540     407       0       0   1,947
10/31/99      5,368   1,187       9   3,775   2,789


Global High-Yield Bond Fund


10/31/98(2)   3,998   1,613      51   1,102   4,560
   10/31/99   5,543   1,416      27   2,029   4,957


International Bond Fund


10/31/97  102,111    6,676    1,038   11,363   98,462
10/31/98   56,106    7,169    1,238        0   64,513
10/31/99   60,294    4,794      220        0   65,308


International Stock Fund


10/31/97  880,264  63,925   8,229       0  952,418
10/31/98  620,168  56,448   6,569       0  683,185
10/31/99  479,453  42,129   2,681       0  524,263


Overseas Fund


10/31/98(1)   4,186     477       0       0   4,663
   10/31/99  13,063   1,740      20   7,641   7,182


Short-Term Global Bond Fund


10/31/97  156,221   11,580    1,557   13,024  156,334
10/31/98  183,275   12,787    2,345        0  198,407
10/31/99  125,955   7,853     393       0  134,201


(1)  Commenced operations on June 30, 1998.
(2)  Commenced operations on January 31, 1998.

TAXES

GENERAL

The Fund intends to qualify annually for treatment as a regulated investment company ("RIC") under Subchapter M of the IRC. If so qualified, the Fund will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner. This qualification does not involve government supervision of the Fund's management practices or policies. The following federal tax discussion is intended to provide you with an overview of the impact of federal income tax provisions on the Fund or its shareholders. These tax provisions are subject to change by legislative or administrative action at the federal, state, or local level, and any changes may be applied retroactively. Any such action that limits or restricts the Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes the Fund's tax treatment, could adversely affect the value of a shareholder's investment in the Fund. Because the Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of the Fund and the federal, state, and local tax consequences to shareholders of an investment in the Fund.

In order to qualify for treatment as a RIC under the IRC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain, and net gains from certain foreign currency transactions, if applicable) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least

90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities (or foreign currencies if applicable) or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. From time to time the Advisor may find it necessary to make certain types of investments for the purpose of ensuring that the Fund continues to qualify for treatment as a RIC under the IRC.

If Fund shares are sold at a loss after being held for 12 months or less, the loss will be treated as short-term, instead of long-term, capital loss to the extent of any capital gain distributions received on those shares.

The Fund's distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31.

The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax on undistributed income and gains.

PASS-THROUGH INCOME TAX EXEMPTION

Most state laws provide a pass-through to mutual fund shareholders of the state and local income tax exemption afforded owners of direct U.S. government obligations. You will be notified annually of the percentage of a Fund's income that is derived from U.S. government securities.

FOREIGN TRANSACTIONS

Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the U.S may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. The Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to
(1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

The Fund holding foreign securities in its investment portfolio maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss
(1) from the disposition of foreign currencies and forward currency contracts,
(2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (3) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by the Fund may bear interest at a high normal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs") in accordance with its investment objective, policies and restrictions. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed to its shareholders to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

DERIVATIVE INSTRUMENTS

The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, if applicable, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies, if any (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward currency contracts, if applicable, derived by the Fund with respect to its business of investing in securities or foreign currencies, if applicable, will qualify as permissible income under the Income Requirement.

For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures, or forward currency contracts, if any, that are subject to section 1256 of the IRC ("Section 1256 Contracts") and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which the Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

The Fund may acquire zero-coupon, step-coupon, or other securities issued with original issue discount. As a holder of those securities, the Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its income securities it receives as "interest" on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions may be made from the proceeds on sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain, or both.

                        DETERMINATION OF NET ASSET VALUE


Generally, when an investor makes any purchases, sales, or exchanges, the price of the investor's shares will be the NAV next determined after Strong Funds receives a request in proper form (which includes receipt of all necessary and appropriate documentation and subject to available funds). If Strong Funds receives such a request prior to the close of the New York Stock Exchange ("NYSE") on a day on which the NYSE is open, the share price will be the NAV determined that day. The NAV for each Fund or each class of shares is normally determined as of 3:00 p.m. Central Time ("CT") each day the NYSE is open. The NYSE is open for trading Monday through Friday except, New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting
period.   The Fund reserves the right to change the time at which purchases, redemptions, and exchanges are priced if the NYSE closes at a time other than 3:00 p.m. CT or if an emergency exists. The NAV of each Fund or of each class of shares of a Fund is calculated by taking the fair value of the Fund's total assets attributable to that Fund or class, subtracting all its liabilities attributable to that Fund or class, and dividing by the total number of shares outstanding of that Fund or class. Expenses are accrued daily and applied when determining the NAV. The Fund's portfolio securities are valued based on market quotations or at fair value as determined by the method selected by the Fund's Board of Directors.


THE FOLLOWING PARAGRAPHS APPLY TO THE ASIA PACIFIC, FOREIGN MAJORMARKETS, INTERNATIONAL STOCK, AND OVERSEAS FUNDS ONLY:
Equity securities traded on a national securities exchange or NASDAQ are valued at the last sales price on the national securities exchange or NASDAQ on which such securities are primarily traded. Securities traded on NASDAQ for which there were no transactions on a given day or securities not listed on an exchange or NASDAQ are valued at the average of the most recent bid and asked prices. Other exchange-trade securities (generally foreign securities) will be valued based on market quotations.

Securities quoted in foreign currency are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily NAV per share is determined. Although the Fund values its foreign assets in U.S. dollars on a daily basis, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of the Fund's NAV on that day. If events that materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

THE FOLLOWING PARAGRAPH APPLIES TO THE GLOBAL HIGH-YIELD BOND, INTERNATIONAL BOND, AND SHORT-TERM GLOBAL BOND FUNDS ONLY:
Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Otherwise, sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Debt securities having remaining maturities of 60 days or less are valued by the amortized cost method when the Board of Directors determines that the fair value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of the fluctuating rates on the market value of the instrument.

                       ADDITIONAL SHAREHOLDER INFORMATION

FUND REDEMPTIONS

Shareholders can gain access to the money in their accounts by selling (also called redeeming) some or all of their shares by mail, telephone, computer, automatic withdrawals, through a broker-dealer, or by writing a check (assuming all the appropriate documents and requirements have been met for these account options). After a redemption request is processed, the proceeds from the sale will normally be sent on the next business day but, in any event, no more than seven days later.

TELEPHONE AND INTERNET EXCHANGE/REDEMPTION PRIVILEGES

The Fund employs reasonable procedures to confirm that instructions communicated by telephone or the Internet are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone or the Internet, providing written confirmations of such transactions to the address of record, tape recording telephone instructions and backing up Internet transactions.

MOVING ACCOUNT OPTIONS AND INFORMATION

When establishing a new account by exchanging funds from an existing Strong Funds account, some account options (such as checkwriting, telephone exchange, telephone purchase and telephone redemption), if existing on the account from which money is exchanged, will automatically be made available on the new account unless the shareholder indicates otherwise, or the option is not available on the new account. Subject to applicable Strong Funds policies, other account options, including automatic investment, automatic exchange and systematic withdrawal, may be moved to the new account at the request of the shareholder. If allowed by Strong Funds policies (i) once the account options are established on the new account, the shareholder may modify or amend the options, and (ii) account options may be moved or added from one existing account to another new or existing account. Account information, such as the shareholder's address of record and social security number, will be copied from the existing account to the new account.

REDEMPTION-IN-KIND

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption-in-kind"). Shareholders receiving securities or other financial assets in a redemption-in-kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in-kind, you may do so by providing Strong Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 800-368-3863). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders.

Redemption checks in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period may not be honored by the Fund if the Advisor determines that existing conditions make cash payments undesirable.

SHARES IN CERTIFICATE FORM

Certificates will be issued for shares held in a Fund account only upon written request. A shareholder will, however, have full shareholder rights whether or not a certificate is requested.

DOLLAR COST AVERAGING

Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan are methods of implementing dollar cost averaging. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, an investor will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, an investor's average cost per share may be less than the average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, investors should consider their ability to continue the program through periods of both low and high share-price levels.

FINANCIAL INTERMEDIARIES

If an investor purchases or redeems shares of the Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. Please consult your financial intermediary for more information regarding these matters. In addition, the Fund may pay, directly or indirectly through arrangements with the Advisor, amounts to financial intermediaries that provide transfer agent type and/or other administrative services to their customers provided, however, that the Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund. Certain financial intermediaries may charge an advisory, transaction, or other fee for their services. Investors will not be charged for such fees if investors purchase or redeem Fund shares directly from the Fund without the intervention of a financial intermediary.

SIGNATURE GUARANTEES

A signature guarantee is designed to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. In the following instances, the Fund will require a signature guarantee for all authorized owners of an account:

- when adding the telephone redemption option to an existing account;
- when transferring the ownership of an account to another individual or organization;
- when submitting a written redemption request for more than $50,000;
- when requesting to redeem or redeposit shares that have been issued in certificate form;
- if requesting a certificate after opening an account;
- when requesting that redemption proceeds be sent to a different name or address than is registered on an account;
- if adding/changing a name or adding/removing an owner on an account; and
- if adding/changing the beneficiary on a transfer-on-death account.

 A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not acceptable.

 RIGHT OF SET-OFF

 To the extent not prohibited by law, the Fund, any other Strong Fund, and the Advisor, each has the right to set-off against a shareholder's account balance with a Strong Fund, and redeem from such account, any debt the shareholder may owe any of these entities. This right applies even if the account is not identically registered.

 BROKERS RECEIPT OF PURCHASE AND REDEMPTION ORDERS

 The Fund has authorized certain brokers to accept purchase and redemption orders on the Fund's behalf. These brokers are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf.

The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Purchase and redemption orders received in this manner will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

 RETIREMENT PLANS

 TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNT (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred Traditional IRA. The Strong Funds offer a prototype plan for you to establish your own Traditional IRA. You are allowed to contribute up to the lesser of $2,000 or 100% of your earned income each year to your Traditional IRA (or up to $4,000 between your Traditional IRA and your non-working spouses' Traditional IRA). Under certain circumstances, your contribution will be deductible.

 ROTH IRA: Taxpayers, of any age, who have earned income, and whose adjusted gross income ("AGI") does not exceed $110,000 (single) or $160,000 (joint) can contribute to a Roth IRA. Allowed contributions begin to phase-out at $95,000 (single) or $150,000 (joint). You are allowed to contribute up to the lesser of $2,000 or 100% of earned income each year into a Roth IRA. If you also maintain a Traditional IRA, the maximum contribution to your Roth IRA is reduced by any contributions that you make to your Traditional IRA. Distributions from a Roth IRA, if they meet certain requirements, may be federally tax free. If your AGI is $100,000 or less, you can convert your Traditional IRAs into a Roth IRA. Conversions of earnings and deductible contributions are taxable in the year of the distribution. The early distribution penalty does not apply to amounts converted to a Roth IRA even if you are under age 59 1/2.

 EDUCATION IRA: Taxpayers may contribute up to $500 per year into an Education IRA for the benefit of a child under age 18. Total contributions to any one child cannot exceed $500 per year. The contributor must have adjusted income under $110,000 (single) or $160,000 (joint) to contribute to an Education IRA. Allowed contributions begin to phase-out at $95,000 (single) or $150,000
 (joint).   Withdrawals from the Education IRA to pay qualified higher education expenses are federally tax free. Any withdrawal in excess of higher education expenses for the year are potentially subject to tax and an additional 10% penalty.

 DIRECT ROLLOVER IRA: To avoid the mandatory 20% federal withholding tax on distributions, you must transfer the qualified retirement or IRC section 403(b) plan distribution directly into an IRA. The distribution must be eligible for rollover. The amount of your Direct Rollover IRA contribution will not be included in your taxable income for the year.

 SIMPLIFIED EMPLOYEE PENSION PLAN (SEP-IRA): A SEP-IRA plan allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.

 SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN (SAR SEP-IRA): A SAR SEP-IRA plan is a type of SEP-IRA plan in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals help lower the employees' taxable income. Please note that you may no longer open new SAR SEP-IRA plans (since December 31, 1996). However, employers with SAR SEP-IRA plans that were established prior to January 1, 1997 may still open accounts for new employees.

 SIMPLIFIED INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE-IRA): A SIMPLE-IRA plan is a retirement savings plan that allows employees to contribute a percentage of their compensation, up to $6,000, on a pre-tax basis, to a SIMPLE-IRA account. The employer is required to make annual contributions to eligible employees' accounts. All contributions grow tax-deferred.

 DEFINED CONTRIBUTION PLAN: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. Plan types include: profit-sharing plans, money purchase pension plans, and paired plans (a combination of a profit-sharing plan and a money purchase plan).

 401(K) PLAN: A 401(k) plan is a type of profit-sharing plan that allows employees to have part of their salary contributed on a pre-tax basis to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.

 403(B)(7) PLAN: A 403(b)(7) plan is a tax-sheltered custodial account designed to qualify under section 403(b)(7) of the IRC and is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.

 PROMOTIONAL ITEMS


From time to time, the Advisor and/or Distributor may give de minimis gifts or other immaterial consideration to investors who open new accounts or add to existing accounts with the Strong Funds. In addition, from time to time, the Advisor and/or Distributor, alone or with other entities or persons, may sponsor, participate in conducting, or be involved with sweepstakes, give-aways, contests, incentive promotions, or other similar programs ("Give-Aways"). This is done in order to, among other reasons, increase the number of users of and visits to the Fund's Internet web site. As part of the Give-Aways, persons may receive cash or other awards including without limitation, gifts, merchandise, gift certificates, travel, meals, and lodging. Under the Advisor's and Distributor's standard rules for Give-Aways, their employees, subsidiaries, advertising and promotion agencies, and members of their immediate families are not eligible to enter the Give-Aways.


                                  ORGANIZATION

 The Fund is either a "Corporation" or a "Series" of common stock of a Corporation, as described in the chart below:

                                            Incorporation   Date Series      Authorized          Par
                Corporation                      Date         Created          Shares         Value ($)
------------------------------------------  -------------  ------------  ------------------  ----------
Strong Asia Pacific Fund, Inc.                 12/28/90                      Indefinite          .00001
Strong International Equity Funds, Inc.(1)     12/28/90                      Indefinite          .00001
- Strong International Stock Fund                            12/28/90        Indefinite          .00001
- Strong Foreign MajorMarkets Fund                            5/22/98        Indefinite          .00001
- Strong Overseas Fund                                        5/22/98        Indefinite          .00001
Strong International Income Funds, Inc.(2)     01/05/94                      Indefinite             .01
- Strong International Bond Fund                             01/05/94        Indefinite             .01
- Strong Global High-Yield Bond Fund                         01/22/98        Indefinite             .01
Strong Short-Term Global Bond Fund, Inc.       01/05/94                      Indefinite             .01

  (1) Prior to May 22, 1998, the Corporation's name was Strong International Stock Fund, Inc.
  (2) Prior to January 22, 1998, the Corporation's name was Strong International Bond Fund, Inc.

 The Strong Asia Pacific Fund, Inc. and the Strong Short-Term Global Bond Fund, Inc. are separately incorporated, diversified, open-end management investment companies. The Strong International Stock Fund, the Strong Foreign MajorMarkets Fund, and the Strong Overseas Funds are diversified series of Strong International Equity Funds, Inc., which is an open-end management investment company. The Strong International Bond Fund and the Strong Global High-Yield Bond Funds are non-diversified series of Strong International Income Funds, Inc., which is an open-end management investment company.

 The Corporation is a Wisconsin corporation that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing investment objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations or relative rights. However, the Articles of Incorporation for the Corporation provide that if additional series of shares are issued by the Corporation, such new series of shares may not affect the preferences, limitations or relative rights of the Corporation's outstanding shares. In addition, the Board of Directors of the Corporation is authorized to allocate assets, liabilities, income and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of the Corporation may vote on each matter presented to shareholders for action except with respect to any matter which affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Each share of the Fund has one vote, and all shares participate equally in dividends and other capital gains distributions by the Fund and in the residual assets of the Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares.

Shares of the Corporation have no preemptive, conversion, or subscription rights. If the Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.

                              SHAREHOLDER MEETINGS

 The Wisconsin Business Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

 The Fund's Bylaws allow for a director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. The Secretary shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Fund of such costs, the Fund shall give not less than ten nor more than sixty days notice of the special meeting.

                             PERFORMANCE INFORMATION

 The Strong Funds may advertise a variety of types of performance information as more fully described below. The Fund's performance is historical and past performance does not guarantee the future performance of the Fund. From time to time, the Advisor may agree to waive or reduce its management fee and/or to absorb certain operating expenses for the Fund. Waivers of management fees and absorption of expenses will have the effect of increasing the Fund's performance.

 30-DAY YIELD

 The Fund's yield is computed in accordance with a standardized method prescribed by rules of the SEC. Under that method, the current yield quotation for the Fund is based on a one month or 30-day period. In computing its yield, the Fund follows certain standardized accounting practices specified by rules of the SEC. These practices are not necessarily consistent with those that the Fund uses to prepare annual and interim financial statements in conformity with generally accepted accounting principles. The yield is computed by dividing the net investment income per share earned during the 30-day or one month period by the maximum offering price per share on the last day of the period, according to the following formula:

                           YIELD = 2[( A-B + 1)6 - 1]
                                           cd
 Where      a = dividends and interest earned during the period.
      b = expenses accrued for the period (net of reimbursements).
      c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
      d = the maximum offering price per share on the last day of the period.

 DISTRIBUTION RATE

 The distribution rate for the Fund is computed, according to a non-standardized formula, by dividing the total amount of actual distributions per share paid by the Fund over a twelve month period by the Fund's net asset value on the last day of the period. The distribution rate differs from the Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as short-term capital gains. Therefore, the Fund's distribution rate may be substantially different than its yield. Both the Fund's yield and distribution rate will fluctuate.

 AVERAGE ANNUAL TOTAL RETURN

 The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for the Fund for a specific period is calculated by first taking a hypothetical $10,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.

 TOTAL RETURN

 Calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value of the Fund on the reinvestment dates during the period.
 Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

 CUMULATIVE TOTAL RETURN

 Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

 SPECIFIC FUND PERFORMANCE

                                  30-DAY YIELD

                      (30-day period ended October 31, 1999)


                                        Waived          Absorbed       Yield Without Waivers and
       Fund             Yield      Management Fees       Expenses             Absorptions
------------------  -------------  ---------------  -----------------  -------------------------
International Bond  3.51%          0                0                  3.51%
Fund
------------------  -------------  ---------------  -----------------  -------------------------
Short-Term Global   6.61%          0                0                  6.61%
Bond Fund
------------------  -------------  ---------------  -----------------  -------------------------
Global High-Yield  7.66%           0                0                  7.66%
Bond Fund
-----------------  --------------  ---------------  -----------------  -------------------------


                                  TOTAL RETURN

 ASIA PACIFIC FUND


Initial $10,000   Ending $ value     Cumulative      Average Annual
  Time Period      Investment    October 31, 1999    Total Return      Total Return
--------------  ---------------  ----------------  ---------------  -----------------

      One Year          $10,000            17,716           77.16%             77.16%
--------------  ---------------  ----------------  ---------------  -----------------
     Five Year          $10,000            10,337            3.37%              0.67%
--------------  ---------------  ----------------  ---------------  -----------------

 Life of Fund*          $10,000            10,508            5.08%              0.85%
--------------  ---------------  ----------------  ---------------  -----------------


 *  Commenced operations on December 31, 1993.

 FOREIGN MAJORMARKETS FUND



                Initial $10,000   Ending $ value     Cumulative      Average Annual
  Time Period      Investment    October 31, 1999    Total Return      Total Return
--------------  ---------------  ----------------  ---------------  -----------------
      One Year          $10,000            12,653           26.53%             26.53%
--------------  ---------------  ----------------  ---------------  -----------------

 Life of Fund*          $10,000            11,780           17.80%             13.07%
--------------  ---------------  ----------------  ---------------  -----------------


 *  Commenced operations on June 30, 1998

 GLOBAL HIGH-YIELD BOND FUND



                Initial $10,000   Ending $ value     Cumulative      Average Annual
Time Period      Investment      October 31, 1999    Total Return      Total Return
--------------  ---------------  ----------------  ---------------  -----------------
One Year          $10,000            10,912            9.12%              9.12%
--------------  ---------------  ----------------  ---------------  -----------------

Life of Fund*     $10,000            10,040            0.40%              0.23%
--------------  ---------------  ----------------  ---------------  -----------------


 *  Commenced operations on January 31, 1998.

INTERNATIONAL BOND FUND



                Initial $10,000   Ending $ value     Cumulative      Average Annual
Time Period      Investment    October 31, 1999    Total Return      Total Return
--------------  ---------------  ----------------  ---------------  -----------------

One Year          $10,000             9,466           -5.34%             -5.34%
--------------  ---------------  ----------------  ---------------  -----------------
Five Year         $10,000            12,998           29.98%              5.38%
--------------  ---------------  ----------------  ---------------  -----------------

Life of Fund*     $10,000            14,421           44.21%              6.78%
--------------  ---------------  ----------------  ---------------  -----------------


 *  Commenced operations on March 31, 1994.

 INTERNATIONAL STOCK FUND



                Initial $10,000   Ending $ value     Cumulative      Average Annual
Time Period      Investment    October 31, 1999    Total Return      Total Return
--------------  ---------------  ----------------  ---------------  -----------------

One Year          $10,000            14,599           45.99%             45.99%
--------------  ---------------  ----------------  ---------------  -----------------

Five Year         $10,000            11,691           16.91%              3.17%
--------------  ---------------  ----------------  ---------------  -----------------

Life of Fund*     $10,000            17,576           75.76%              7.64%
--------------  ---------------  ----------------  ---------------  -----------------


 *  Commenced operations on March 4, 1992.

 OVERSEAS FUND



                Initial $10,000   Ending $ value     Cumulative      Average Annual
Time Period      Investment    October 31, 1999    Total Return      Total Return
--------------  ---------------  ----------------  ---------------  -----------------
One Year          $10,000            17,524           75.24%             75.24%
--------------  ---------------  ----------------  ---------------  -----------------

Life of Fund*     $10,000            14,370           43.70%             31.25%
--------------  ---------------  ----------------  ---------------  -----------------


 *  Commenced operations on June 30, 1998.

 SHORT-TERM GLOBAL BOND FUND



                Initial $10,000   Ending $ value     Cumulative      Average Annual
Time Period      Investment    October 31, 1999    Total Return      Total Return
--------------  ---------------  ----------------  ---------------  -----------------

One Year          $10,000            10,667            6.67%              6.67%
--------------  ---------------  ----------------  ---------------  -----------------
Five Year         $10,000            14,203           42.03%              7.27%
--------------  ---------------  ----------------  ---------------  -----------------

Life of Fund*     $10,000            14,892           48.92%              7.39%
--------------  ---------------  ----------------  ---------------  -----------------


 *  Commenced operations on March 31, 1994.

 COMPARISONS

 U.S. TREASURY BILLS, NOTES, OR BONDS. Investors may want to compare the performance of the Fund to that of U.S. Treasury bills, notes, or bonds, which are issued by the U.S. Government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

 CERTIFICATES OF DEPOSIT. Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

 MONEY MARKET FUNDS. Investors may also want to compare performance of the Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

 LIPPER ANALYTICAL SERVICES, INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS. From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.

 MORNINGSTAR, INC. The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.

 INDEPENDENT SOURCES. Evaluations of fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund, especially those with similar objectives. Sources for fund performance and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Smart Money, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's, and a variety of investment newsletters.

 INDICES. The Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments that a Fund may purchase and the investments measured by the indices.

 HISTORICAL ASSET CLASS RETURNS. From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

 HISTORICAL FOREIGN CURRENCY INFORMATION. Because the Fund's investments primarily are denominated in foreign currencies, the strength or weakness of the U.S. dollar against these currencies may account for part of the Fund's investment performance. Historical information regarding the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Funds. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. Marketing materials may cite country and economic statistics and historical stock or bond market performance for any of the countries in which the Fund may invest, including, but not limited to, the following: population growth, gross domestic product, inflation rate, average stock market price earnings ratios, selected returns on stocks or bonds, and the total value of stock or bond markets. Sources of such statistics may include official publications of various foreign governments, exchanges, or investment research firms. In addition, marketing materials may cite the portfolio management's views or interpretations of such statistical data or historical performance.

STRONG FUNDS. The Strong Funds offer a comprehensive range of conservative to aggressive investment options. The Strong Funds and their investment objectives are listed below.

 FUND NAME                    INVESTMENT OBJECTIVE

Strong Investors Money Fund               Current income, a stable share price, and daily liquidity.
----------------------------------------  ---------------------------------------------------------------------------------
Strong Money Market Fund                  Current income, a stable share price, and daily liquidity.
----------------------------------------  ---------------------------------------------------------------------------------
Strong Heritage Money Fund                Current income, a stable share price, and daily liquidity.
----------------------------------------  ---------------------------------------------------------------------------------
Strong Municipal Money Market Fund        Federally tax-exempt current income, a stable share-price, and daily liquidity.
----------------------------------------  ---------------------------------------------------------------------------------
Strong Municipal Advantage Fund           Federally tax-exempt current income with a very low degree of share-price fluctuation.
----------------------------------------  ---------------------------------------------------------------------------------
Strong Advantage Fund                     Current income with a very low degree of share-price fluctuation.
----------------------------------------  ---------------------------------------------------------------------------------
Strong Short-Term Municipal Bond          Total return by investing for a high level of federally tax-exempt current income
Fund                                      with a low degree of share-price fluctuation.
----------------------------------------  ---------------------------------------------------------------------------------
Strong Short-Term Bond Fund               Total return by investing for a high level of current income with a low degree of share-price fluctuation.
----------------------------------------  ---------------------------------------------------------------------------------
Strong Short-Term Global Bond Fund        Total return by investing for a high level of income with a low degree of share price fluctuation.
----------------------------------------  ---------------------------------------------------------------------------------
Strong Short-Term High Yield              Total return by investing for a high level of federally tax-exempt current income
Municipal Fund                            with a moderate degree of share-price fluctuation.
----------------------------------------  ---------------------------------------------------------------------------------
Strong Short-Term High Yield Bond         Total return by investing for a high level of current income with a moderate
Fund                                      degree of share-price fluctuation.
----------------------------------------  ---------------------------------------------------------------------------------
Strong Government Securities Fund         Total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
----------------------------------------  ---------------------------------------------------------------------------------
Strong Municipal Bond Fund                Total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation.
----------------------------------------  ---------------------------------------------------------------------------------
Strong Corporate Bond Fund                Total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
----------------------------------------  ---------------------------------------------------------------------------------
Strong High-Yield Municipal Bond          Total return by investing for a high level of federally tax-exempt current
Fund                                      income.
----------------------------------------  ---------------------------------------------------------------------------------

Strong Conservative Portfolio              Total return by investing primarily for income and secondarily for capital growth.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong High-Yield Bond Fund                Total return by investing for a high level of current income and capital growth.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong Global High-Yield Bond Fund         Total return by investing for a high level of current income and capital growth.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong International Bond Fund             High total return by investing for both income and capital appreciation.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong Asset Allocation Fund               High total return consistent with reasonable risk over the long term.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong Equity Income Fund                  Total return by investing for both income and capital growth.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong American Utilities Fund             Total return by investing for both income and capital growth.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong Blue Chip 100 Fund                  Total return by investing for both income and capital growth.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong Limited Resources Fund              Total return by investing for both capital growth and income.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong Moderate Portfolio                  Total return by investing primarily for capital growth and secondarily for income.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong Total Return Fund                   High total return by investing for capital growth and income.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong Growth and Income Fund              High total return by investing for capital growth and income.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong Index 500 Fund                      To approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly traded common stocks composed of the larger capitalized companies.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong Schafer Balanced Fund               Total return by investing for both income and capital growth.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong Schafer Value Fund                  Long-term capital appreciation principally through investment in common stocks and other equity securities.  Current income is a secondary objective.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong Aggressive Portfolio                Capital growth.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong Dow 30 Value Fund                   Capital growth.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong Value Fund                          Capital growth.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong Opportunity Fund                    Capital growth.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong Mid Cap Disciplined Fund            Capital growth.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong Mid Cap Growth Fund                 Capital growth.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong Common Stock Fund*                  Capital growth.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong Strategic Growth Fund               Capital growth.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong Small Cap Value Fund                Capital growth.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong Growth Fund                         Capital growth.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong Discovery Fund                      Capital growth.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong U.S. Emerging Growth Fund           Capital growth.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong Technology Index Plus Fund          Capital growth.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong Enterprise Fund                     Capital growth.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong Technology 100 Fund                 Capital growth.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong Internet Fund                       Capital growth.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong Growth 20 Fund                     Capital growth.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong International Stock Fund            Capital growth.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong Overseas Fund                       Capital growth.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong Foreign MajorMarketsSM Fund         Capital growth.
-----------------------------------------  -----------------------------------------------------------------------------------
Strong Asia Pacific Fund                   Capital growth.
-----------------------------------------  -----------------------------------------------------------------------------------


 * The Fund is closed to new investors, except the Fund may continue to offer its shares through certain 401(k) plans and similar company-sponsored retirement plans.

 The Advisor also serves as Advisor to several management investment companies, some of which fund variable annuity separate accounts of certain insurance companies.

 The Fund may from time to time be compared to other Strong Funds based on a risk/reward spectrum. In general, the amount of risk associated with any investment product is commensurate with that product's potential level of reward. The Strong Funds risk/reward continuum or any Fund's position on the continuum may be described or diagrammed in marketing materials. The Strong Funds risk/reward continuum positions the risk and reward potential of each Strong Fund relative to the other Strong Funds, but is not intended to position any Strong Fund relative to other mutual funds or investment products. Marketing materials may also discuss the relationship between risk and reward as it relates to an individual investor's portfolio.

 TYING TIME FRAMES TO YOUR GOALS. There are many issues to consider as you make your investment decisions, including analyzing your risk tolerance, investing experience, and asset allocations. You should start to organize your investments by learning to link your many financial goals to specific time frames. Then you can begin to identify the appropriate types of investments to help meet your goals. As a general rule of thumb, the longer your time horizon, the more price fluctuation you will be able to tolerate in pursuit of higher returns. For that reason, many people with longer-term goals select stocks or long-term bonds, and many people with nearer-term goals match those up with for instance, short-term bonds. The Advisor developed the following suggested holding periods to help our investors set realistic expectations for both the risk and reward potential of our funds. (See table below.) Of course, time is just one element to consider when making your investment decision.

                 STRONG FUNDS SUGGESTED MINIMUM HOLDING PERIODS


      UNDER 1 YEAR              1 TO 2 YEARS                 4 TO 7 YEARS              5 OR MORE YEARS
-----------------------  --------------------------  ---------------------------  -------------------------

Money Market Fund                    Advantage Fund  Government Securities Fund   Asset Allocation Fund
Heritage Money Fund        Municipal Advantage Fund  Municipal Bond Fund          American Utilities Fund
Municipal Money Market                               Corporate Bond Fund          Index 500 Fund
Fund                                   2 TO 4 YEARS  International Bond Fund      Total Return Fund
Investors Money Fund           Short-Term Bond Fund  High-Yield Municipal Bond    Opportunity Fund
                          Short-Term Municipal Bond  Fund                         Growth Fund
                                               Fund  High-Yield Bond Fund         Common Stock Fund*
                             Short-Term Global Bond  Global High-Yield Bond Fund  Discovery Fund
                                               Fund  Conservative Portfolio       International Stock Fund
                         Short-Term High Yield Bond                               Asia Pacific Fund
                                               Fund                               Value Fund
                              Short-Term High Yield                               Growth and Income Fund
                                     Municipal Fund                               Equity Income Fund
                                                                                  Mid Cap Growth Fund
                                                                                  Schafer Value Fund
                                                                                  Growth 20 Fund
                                                                                  Blue Chip 100 Fund
                                                                                  Small Cap Value Fund
                                                                                  Dow 30 Value Fund
                                                                                  Schafer Balanced Fund
                                                                                  Limited Resources Fund
                                                                                  Overseas Fund
                                                                                  Foreign MajorMarketsSM
                                                                                  Fund
                                                                                  Strategic Growth Fund
                                                                                  Enterprise Fund
                                                                                  Mid Cap Disciplined Fund
                                                                                  U.S. Emerging Growth
                                                                                  Fund
                                                                                  Aggressive Portfolio
                                                                                  Moderate Portfolio
                                                                                  Technology 100 Fund
                                                                                  Technology Index Plus
                                                                                  Fund
                                                                                  Internet Fund


 * This Fund is closed to new investors, except the Fund may continue to offer its shares through certain 401(k) plans and similar company-sponsored retirement plans.


 PRODUCT LIFE CYCLES. Discussions of product life cycles and their potential impact on the Fund's investments may be used in advertisements and sales materials. The basic idea is that most products go through a life cycle that generally consists of an early adoption phase, a rapid growth phase, and a maturity phase. The early adoption phase generally includes the time period during which the product is first being developed and marketed. The rapid growth phase usually occurs when the general public becomes aware of the new product and sales are rising. The maturity phase generally includes the time period when the public has been aware of the product for a period of time and sales have leveled off or declined.



 By identifying and investing in companies that produce or service products that are in the early adoption phase of their life cycle, it may be possible for the Fund to benefit if the product moves into a prolonged period of rapid growth that enhances the company's stock price. However, you should keep in mind that investing in a product in its early adoption phase does not provide any guarantee of profit. A product may experience a prolonged rapid growth and maturity phase without any corresponding increase in the company's stock price. In addition, different products have life cycles that may be longer or shorter than those depicted and these variations may influence whether the product has a positive effect on the company's stock price. For example, a product may not positively impact a company's stock price if it experiences an extremely short rapid growth or maturity phase because the product becomes obsolete soon after it is introduced to the general public. Other products may never move past the early adoption phase and have no impact on the company's stock price.


 ADDITIONAL FUND INFORMATION

 PORTFOLIO CHARACTERISTICS. In order to present a more complete picture of the Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

 MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE. Occasionally statistics may be used to specify fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

 Standard deviation is calculated using the following formula:

      Standard deviation = the square root of  S(xi - xm)2
                                                   n-1
Where:     S = "the sum of",
      xi = each individual return during the time period, xm = the average return over the time period, and n = the number of individual returns during the time period.

 Statistics may also be used to discuss the Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the Fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost.

 Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

 DURATION. Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It measures bond price sensitivity to interest rate changes by taking into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value that is expressed in years. Since duration can also be computed for the Fund, you can estimate the effect of interest rates on the Fund's share price. Simply multiply the Fund's duration by an expected change in interest rates. For example, the price of the Fund with a duration of two years would be expected to fall approximately two percent if market interest rates rose by one percentage point.

                               GENERAL INFORMATION

 BUSINESS PHILOSOPHY

 The Advisor is an independent, Midwestern-based investment advisor, owned by professionals active in its management. Recognizing that investors are the focus of its business, the Advisor strives for excellence both in investment management and in the service provided to investors. This commitment affects many aspects of the business, including professional staffing, product development, investment management, and service delivery.

 The increasing complexity of the capital markets requires specialized skills and processes for each asset class and style. Therefore, the Advisor believes that active management should produce greater returns than a passively managed index. The Advisor has brought together a group of top-flight investment professionals with diverse product expertise, and each concentrates on their investment specialty. The Advisor believes that people are the firm's most important asset. For this reason, continuity of professionals is critical to the firm's long-term success.

 INVESTMENT ENVIRONMENT

 Discussions of economic, social, and political conditions and their impact on the Fund may be used in advertisements and sales materials. Such factors that may impact the Fund include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

 These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 800-368-3863.

 1. HAVE A PLAN - even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

 2. START INVESTING AS SOON AS POSSIBLE. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

 3. DIVERSIFY YOUR PORTFOLIO. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

 4. INVEST REGULARLY. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

 5. MAINTAIN A LONG-TERM PERSPECTIVE. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and principal loss.

 6. CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

 7. KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

 8. KNOW WHAT YOU'RE BUYING. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions... request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

 STRONG RETIREMENT PLAN SERVICES
 Strong Retirement Plan Services offers a full menu of high quality, affordable retirement plan options, including traditional money purchase pension and profit sharing plans, 401(k) plans, simplified employee pension plans, salary reduction plans, Keoghs, and 403(b) plans. Retirement plan specialists are available to help companies determine which type of retirement plan may be appropriate for their particular situation.

 MARKETS. The retirement plan services provided by the Advisor focus on four distinct markets, based on the belief that a retirement plan should fit the customer's needs, not the other way around.
 1. SMALL COMPANY PLANS. Small company plans are designed for companies with 1-50 plan participants. The objective is to incorporate the features and benefits typically reserved for large companies, such as sophisticated recordkeeping systems, outstanding service, and investment expertise, into a small company plan without administrative hassles or undue expense. Small company plan sponsors receive a comprehensive plan administration manual as well as toll-free telephone support.
 2. LARGE COMPANY PLANS. Large company plans are designed for companies with between 51 and 1,000 plan participants. Each large company plan is assigned a team of professionals consisting of an account manager, who is typically an attorney, CPA, or holds a graduate degree in business, a conversion specialist (if applicable), an accounting manager, a legal/technical manager, and an education/communications educator.
 3.     WOMEN-OWNED BUSINESSES.
 4.     NON-PROFIT AND EDUCATIONAL ORGANIZATIONS (THE 403(B) MARKET).

 TURNKEY APPROACH. The retirement plans offered by the Advisor are designed to be streamlined and simple to administer. To this end, the Advisor has invested heavily in the equipment, systems, and people necessary to adopt or convert a plan, and to keep it running smoothly. The Advisor provides all aspects of the plan, including plan design, administration, recordkeeping, and investment management. To streamline plan design, the Advisor provides customizable IRS-approved prototype documents. The Advisor's services also include annual government reporting and testing as well as daily valuation of each participant's account. This structure is intended to eliminate the confusion and complication often associated with dealing with multiple vendors. It is also designed to save plan sponsors time and expense.

 The Advisor strives to provide one-stop retirement savings programs that combine the advantages of proven investment management, flexible plan design, and a wide range of investment options. The open architecture design of the plans allow for the use of the family of mutual funds managed by the Advisor as well as a stable asset value option. Large company plans may supplement these options with their company stock (if publicly traded) or funds from other well-known mutual fund families.

 EDUCATION. Participant education and communication is key to the success of any retirement program, and therefore is one of the most important services that the Advisor provides. The Advisor's goal is twofold: to make sure that plan participants fully understand their options and to educate them about the lifelong investment process. To this end, the Advisor provides attractive, readable print materials that are supplemented with audio and video tapes, and retirement education programs.

 SERVICE.  The Advisor's goal is to provide a world class level of service.
 One aspect of that service is an experienced, knowledgeable team that provides ongoing support for plan sponsors, both at adoption or conversion and throughout the life of a plan. The Advisor is committed to delivering accurate and timely information, evidenced by straightforward, complete, and understandable reports, participant account statements, and plan summaries.

 The Advisor has designed both "high-tech" and "high-touch" systems, providing an automated telephone system as well as personal contact. Participants can access daily account information, conduct transactions, or have questions answered in the way that is most comfortable for them.

 STRONG FINANCIAL ADVISORS GROUP

 The Strong Financial Advisors Group is dedicated to helping financial advisors better serve their clients. Financial advisors receive regular updates on the mutual funds managed by the Advisor, access to portfolio managers through special conference calls, consolidated mailings of duplicate confirmation statements, access to the Advisor's network of regional representatives, and other specialized services. For more information on the Strong Financial Advisors Group, call 800-368-1683.

                             INDEPENDENT ACCOUNTANTS

 PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, are the independent accountants for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

                                  LEGAL COUNSEL

 Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202, acts as legal counsel for the Fund.

                              FINANCIAL STATEMENTS

 The Annual Report for the Fund that is attached to this SAI contains the following audited financial information:

 1.     Schedule of Investments in Securities.
 2.     Statement of Operations.
 3.     Statement of Assets and Liabilities.
 4.     Statement of Changes in Net Assets.
 5.     Notes to Financial Statements.
 6.     Financial Highlights.
 7.     Report of Independent Accountants.

                 APPENDIX A - ASSET COMPOSITION BY BOND RATINGS


 For the fiscal year ended October 31, 1999, the Fund's assets were invested in the credit categories shown below. Percentages are computed on a dollar-weighted basis and are an average of twelve monthly calculations.


 STRONG SHORT-TERM GLOBAL BOND FUND


           RATED           ADVISOR'S ASSESSMENT
RATING   SECURITIES*      OF UNRATED SECURITIES
------  ------------  -----------------------------
AAA     54.7%         0.0%
AA      13.6          0.0
A       4.9           0.0
BBB     14.7          0.0
BB      4.8           0.0
B       7.3           0.0
CCC     0.0           0.0
CC      0.0           0.0
C       0.0           0.0
D       0.0           0.0
Total   100%          +               0.0%  = 100%


 STRONG INTERNATIONAL BOND FUND


           RATED           ADVISOR'S ASSESSMENT
RATING   SECURITIES*      OF UNRATED SECURITIES
------  ------------  -----------------------------
AAA     55.9%         0.0%
AA      30.8          1.1
A       4.5           0.0
BBB     2.8           0.0
BB      4.9           0.0
B       0.0           0.0
CCC     0.0           0.0
CC      0.0           0.0
C       0.0           0.0
D       0.0           0.0
Total   98.9%         +               1.1%  = 100%


 * The indicated percentages are based on the highest rating received from any one NRSRO. Each of the NRSROs utilizes rating categories that are substantially similar to those used in this chart (see the information below for the rating categories of several NRSROs).

 For the fiscal year ended October 31, 1999, the Fund's assets were invested in the credit categories shown below. Percentages are computed on a dollar-weighted basis and are an average of nine monthly calculations.


 STRONG GLOBAL HIGH-YIELD BOND FUND


            RATED              ADVISOR'S ASSESSMENT
RATING    SECURITIES*         OF UNRATED SECURITIES
------  --------------  ---------------------------------
AAA     0.6%            0.0%
AA      0.0             0.0
A       5.4             0.0
BBB     25.3            0.0
BB      36.0            0.0
B       32.6            0.0
CCC     0.0             0.0
CC      0.1             0.0
C       0.0             0.0
D       0.0             0.0
Total   100%            +                    0.0%  = 100%


 * The indicated percentages are based on the highest rating received from any one NRSRO. Each of the NRSROs utilizes rating categories that are substantially similar to those used in this chart (see the information below for the rating categories of several NRSROs).

                      APPENDIX - DEFINITION OF BOND RATINGS

                     STANDARD & POOR'S ISSUE CREDIT RATINGS

 A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement of the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

 Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers to be reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

 Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

 Issue credit ratings are based, in varying degrees, on the following considerations:

 1. Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

 2.     Nature of and provisions of the obligation.

 3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

 The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

'AAA'

 An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

'AA'

 An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

'A'

 An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

'BBB'

 An obligation rated 'BBB' exhibits ADEQUATE protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

 Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

'BB'

 An obligation rated 'BB' is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

'B'

 An obligation rated 'B' is MORE VULNERABLE to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

'CCC'

 An obligation rated 'CCC' is CURRENTLY VULNERABLE to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

'CC'

 An obligation rated 'CC' is  CURRENTLY HIGHLY VULNERABLE to nonpayment.

'C'

 The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

'D'

 An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

 Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

 Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

 A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

 Baa - Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

 Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

 B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

 Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

 Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

 C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          FITCH IBCA, INC. ("FITCH") LONG-TERM NATIONAL CREDIT RATINGS

 AAA

 Obligations which have the highest rating assigned by Fitch on its national rating scale for that country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Capacity for timely repayment of principal and interest is extremely strong, relative to other obligors in the same country.

 AA

 Obligations for which capacity for timely repayment of principal and interest is very strong relative to other obligors in the same country. The risk attached to these obligations differs only slightly from the country's highest rated debt.

 A

 Obligations for which capacity for timely repayment of principal and interest is strong relative to other obligors in the same country. However, adverse changes in business, economic or financial conditions are more likely to affect the capacity for timely repayment than for obligations in higher rated categories.

 BBB

 Obligations for which capacity for timely repayment of principal and interest is adequate relative to other obligors in the same country. However, adverse changes in business, economic or financial conditions are more likely to affect the capacity for timely repayment than for obligations in higher rated categories.

 BB

 Obligations for which capacity for timely repayment of principal and interest is uncertain relative to other obligors in the same country. Within the context of the country, these obligations are speculative to some degree and capacity for timely repayment remains susceptible over time to adverse changes in business, financial or economic conditions.

 B

 Obligations for which capacity for timely repayment of principal and interest is uncertain relative to other obligors in the same country. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions and these obligations are more speculative than those in higher rated categories.

 CCC

 Obligations for which there is a current perceived possibility of default relative to other obligors in the same country. Timely repayment of principal and interest is dependent on favorable business, economic or financial conditions and these obligations are far more speculative than those in higher rated categories.

 CC

 Obligations which are highly speculative relative to other obligors in the same country or which have a high risk of default.

 C

 Obligations which are currently in default.

       DUFF & PHELPS, INC. LONG-TERM DEBT AND PREFERRED STOCK RATING SCALE

 Rating      Definition

 AAA     Highest credit quality.  The risk factors are negligible, being only slightly more
      than for risk-free U.S. Treasury debt.

 AA+     High credit quality.  Protection factors are strong.  Risk is modest but may
 AA     vary slightly from time to time because of economic conditions.
 AA-

 A+     Protection factors are average but adequate.  However, risk factors are more
 A     variable in periods of greater economic stress.
 A-

 BBB+     Below-average protection factors but still considered sufficient for prudent
 BBB     investment.  Considerable variability in risk during economic cycles.
 BBB-

 BB+     Below investment grade but deemed likely to meet obligations when due.

 BB     Present or prospective financial protection factors fluctuate according to
 BB-     industry conditions.  Overall quality may move up or down frequently within this category.

 B+     Below investment grade and possessing risk that obligations will not be met
 B     when due.  Financial protection factors will fluctuate widely according to
 B-     economic cycles, industry conditions and/or company fortunes.
 Potential
      exists for frequent changes in the rating within this category or into a higher or lower rating grade.

 CCC     Well below investment-grade securities.  Considerable uncertainty exists as to
      timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

 DD     Defaulted debt obligations.  Issuer failed to meet scheduled principal and/or
      interest payments.

 DP     Preferred stock with dividend arrearages.

                    THOMSON BANKWATCH LONG-TERM DEBT RATINGS

 Long-Term Debt Ratings assigned by Thomson BankWatch ALSO WEIGH HEAVILY GOVERNMENT OWNERSHIP AND SUPPORT. The quality of both the company's management and franchise are of even greater importance in the Long-Term Debt Rating decisions. Long-Term Debt Ratings look out over a cycle and are not adjusted frequently for what it believes are short-term performance aberrations.

 Long-Term Debt Ratings can be restricted to local currency debt - ratings will be identified by the designation LC. In addition, Long-Term Debt Ratings may include a plus (+) or minus (-) to indicate where within the category the issue is placed. BankWatch Long-Term Debt Ratings are based on the following scale:

 INVESTMENT GRADE

 AAA (LC-AAA) - Indicates that the ability to repay principal and interest on a timely basis is extremely high.

 AA (LC-AA) - Indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

 A (LC-A) - Indicates the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

 BBB (LC-BBB) - The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. BBB issues are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

 NON-INVESTMENT GRADE - may be speculative in the likelihood of timely repayment of principal and interest

 BB (LC-BB) - While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

 B (LC-B) - Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

 CCC (LC-CCC) - Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

 CC (LC-CC) - CC is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization.

 D (LC-D) - Default.

                               SHORT-TERM RATINGS

                STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

'A-1'

 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

'A-2'

 A short-term obligation rated 'A-2' is somewhat more susceptible to the averse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

 'A-3'

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

'B'

 A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

 'C'

 A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

 'D'

A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                        MOODY'S SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

 PRIME - 1     Issuers rated Prime-1 (or supporting institutions) have a
 superior ability for repayment of senior short-term Debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
- Leading market positions in well-established industries.
- High rates of return on funds employed.
- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
- Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME - 2     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions.
Ample alternate liquidity is maintained.

PRIME - 3     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.
The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME     Issuers rated Not Prime do not fall within any of the Prime rating categories.

         FITCH IBCA, INC. ("FITCH") SHORT-TERM NATIONAL CREDIT RATINGS

F1

Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2

Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as 'A1' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

F3

Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B

Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C

Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

                  DUFF & PHELPS, INC. SHORT-TERM DEBT RATINGS

RATING:          DEFINITION

          HIGH GRADE

D-1+     Highest certainty of timely payment.  Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1     Very high certainty of timely payment.  Liquidity factors are excellent and supported by good fundamental protection factors.  Risk factors are minor.

D-1-     High certainty of timely payment.  Liquidity factors are strong and supported by good fundamental protection factors.  Risk factors are very small.

GOOD GRADE

D-2     Good certainty of timely payment.  Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

SATISFACTORY GRADE

D-3     Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

NON-INVESTMENT GRADE

D-4     Speculative investment characteristics.  Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

DEFAULT

D-5          Issuer failed to meet scheduled principal and/or interest
payments.

                   THOMSON BANKWATCH (TBW) SHORT-TERM RATINGS

TBW assigns Short-Term Debt Ratings to specific debt instruments with original maturities of one year or less.

TBW-1 (LC-1) The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 (LC-2) The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TBW-3 (LC-3) The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 (LC-4) The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

                    STRONG SHORT-TERM GLOBAL BOND FUND, INC.

                                     PART C
                               OTHER INFORMATION

Item 23.  EXHIBITS

     (a)     Articles of Incorporation dated July 31, 1996(3)
     (b)     Bylaws dated October 20, 1995(2)
     (b.1)   Amendment to Bylaws dated May 1, 1998(4)
     (c)     Specimen Stock Certificate(2)
     (d)     Investment Advisory Agreement(1)
     (e)     Distribution Agreement(2)
     (f)     Inapplicable
     (g)     Custody Agreement(2)
     (g.1)   Amendment to Custody Agreement dated August 26, 1996(3)
     (h)     Shareholder Servicing Agent Agreement(2)
     (i)     Inapplicable
     (j)     Consent of Independent Accountants
     (k)     Inapplicable
     (l)     Inapplicable
     (m)     Inapplicable
     (n)     Inapplicable
     (o)     Inapplicable
     (p)     Code of Ethics for Access Persons dated January 1, 1999(5)
     (p.1)   Code of Ethics for Non-Access Persons dated January 1, 1999(5)
     (q)     Power of Attorney dated February 17, 2000
     (r)     Letter of Representation
__________________________
(1) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of Registrant filed on or about April 24, 1995.

(2) Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Registrant filed on or about February 28, 1996.

(3) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of Registrant filed on or about February 27, 1997.

(4) Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Registrant filed on or about December 31, 1998.

(5) Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of Registrant filed on or about February 26, 1999.

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Registrant neither controls any person nor is under common control with any other person.

Item 25.  INDEMNIFICATION

     Officers and directors of the Fund, its advisor and underwriter are insured under a joint directors and officers/errors and omissions insurance policy underwritten by a group of insurance companies in the aggregate amount of $115,000,000, subject to certain deductions. Pursuant to the authority of the Wisconsin Business Corporation Law ("WBCL"), Article VII of Registrant's Bylaws provides as follows:

     ARTICLE VII.  INDEMNIFICATION OF OFFICERS AND DIRECTORS

     SECTION 7.01. MANDATORY INDEMNIFICATION. The Corporation shall indemnify, to the full extent permitted by the WBCL, as in effect from time to time, the persons described in Sections 180.0850 through 180.0859 (or any successor provisions) of the WBCL or other provisions of the law of the State of Wisconsin relating to indemnification of directors and officers, as in effect from time to time. The indemnification afforded such persons by this section shall not be exclusive of other rights to which they may be entitled as a matter of law.

     SECTION 7.02. PERMISSIVE SUPPLEMENTARY BENEFITS. The Corporation may, but shall not be required to, supplement the right of indemnification under
Section 7.01 by (a) the purchase of insurance on behalf of any one or more of such persons, whether or not the Corporation would be obligated to indemnify such person under Section 7.01; (b) individual or group indemnification agreements with any one or more of such persons; and (c) advances for related expenses of such a person.

     SECTION 7.03. AMENDMENT. This Article VII may be amended or repealed only by a vote of the shareholders and not by a vote of the Board of Directors.

     SECTION 7.04. INVESTMENT COMPANY ACT. In no event shall the Corporation indemnify any person hereunder in contravention of any provision of the Investment Company Act.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     The information contained under "Who are the funds' investment advisor and portfolio managers?" in the Prospectus and under "Directors and Officers," "Investment Advisor," and "Distributor" in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

Item 27.  PRINCIPAL UNDERWRITERS

     (a) Strong Investments, Inc., principal underwriter for Registrant, also serves as principal underwriter for Strong Advantage Fund, Inc.; Strong Asia Pacific Fund, Inc.; Strong Asset Allocation Fund, Inc.; Strong Common Stock Fund, Inc.; Strong Conservative Equity Funds, Inc.; Strong Corporate Bond Fund, Inc.; Strong Discovery Fund, Inc.; Strong Equity Funds, Inc.; Strong Government Securities Fund, Inc.; Strong Heritage Reserve Series, Inc.; Strong High-Yield Municipal Bond Fund, Inc.; Strong Income Funds, Inc.; Strong Income Funds II, Inc.; Strong International Equity Funds, Inc.; Strong International Income Funds, Inc.; Strong Life Stage Series, Inc.; Strong Money Market Fund, Inc.; Strong Municipal Bond Fund, Inc.; Strong Municipal Funds, Inc.; Strong Opportunity Fund, Inc.; Strong Opportunity Fund II, Inc.; Strong Schafer Funds, Inc.; Strong Schafer Value Fund, Inc.; Strong Short-Term Bond Fund, Inc.; Strong Short-Term Municipal Bond Fund, Inc.; Strong Total Return Fund, Inc.; and Strong Variable Insurance Funds, Inc.

     (b)

Name and Principal          Positions and Offices          Positions and Offices
BUSINESS ADDRESS            WITH UNDERWRITER               WITH FUND


Richard S. Strong           Director and Chairman          Director and Chairman
100 Heritage Reserve           of the Board                of the Board
Menomonee Falls, WI  53051

Stephen J. Shenkenberg       Vice President,               Vice President and
100 Heritage Reserve         Chief Compliance Officer      Secretary
Menomonee Falls, WI  53051   and Secretary

Bradley C. Tank                 President                    none
100 Heritage Reserve
Menomonee Falls, WI  53051

Dana J. Russart                 Vice President               none
100 Heritage Reserve
Menomonee Falls, WI  53051

Lyle J. Fitterer                Vice President               none
100 Heritage Reserve
Menomonee Falls, WI  53051

Michael W. Stefano              Vice President               none
100 Heritage Reserve
Menomonee Falls, WI  53051

Thomas M. Zoeller               Treasurer and Chief          Vice President
100 Heritage Reserve            Financial Officer
Menomonee Falls, WI  53051

Richard T. Weiss                Director                      none
100 Heritage Reserve
Menomonee Falls, WI  53051

     (c)  None

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Vice President, Stephen J. Shenkenberg, at Registrant's corporate offices, 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

Item 29.  MANAGEMENT SERVICES

     All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.  UNDERTAKINGS

     None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 10 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 10 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the Village of Menomonee Falls, and State of Wisconsin on the 17th day of February, 2000.

                         STRONG SHORT-TERM GLOBAL BOND FUND, INC.
                         (Registrant)


                         By:      /S/ STEPHEN J. SHENKENBERG
                                  Stephen J. Shenkenberg, Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.

             NAME                             TITLE                       DATE
-----------------------------  ----------------------------------  -----------------


                               Chairman of the Board (Principal
/s/ Richard S. Strong          Executive Officer) and a Director   February 17, 2000
-----------------------------
Richard S. Strong


                               Treasurer (Principal Financial and
/s/ John W. Widmer             Accounting Officer)                 February 17, 2000
-----------------------------
John W. Widmer



                               Director                            February 17, 2000
-----------------------------
Marvin E. Nevins*



                               Director                            February 17, 2000
-----------------------------
Willie D. Davis*



                               Director                            February 17, 2000
-----------------------------
William F. Vogt*



                               Director                            February 17, 2000
-----------------------------
Stanley Kritzik*



                               Director                            February 17, 2000
-----------------------------
Neal Malicky*


* John S. Weitzer signs this document pursuant to powers of attorney filed with this Post-Effective Amendment to the Registration Statement on Form N-1A.


                         By:  /S/ JOHN S. WEITZER
                              John S. Weitzer

                                 EXHIBIT INDEX

                                                              EDGAR
EXHIBIT NO.                     EXHIBIT                    EXHIBIT NO.
-----------  --------------------------------------------

(j)          Consent of Independent Accountants            EX-99.j

(q)          Power of Attorney dated February 17, 2000     EX-99.q

(r)          Letter of Representation                      EX-99.r

